UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Municipal Income Fund

National Portfolio

High Income Municipal Portfolio

California Portfolio

New York Portfolio

April 30, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 18, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the “Portfolios”) for the semi-annual reporting period ended April 30, 2013.

Investment Objective and Policies

The investment objective of the National, California and New York Portfolios of this Fund is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal or income. Each of the National Portfolio, California Portfolio and New York Portfolios invests principally in high-yielding, predominantly investment-grade municipal securities. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk. The High Income Municipal Portfolio invests principally in high-yielding municipal securities that may be non-investment grade or investment grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”)

for certain taxpayers. Each of the Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The Portfolios may also invest in forward commitments, tender option bond transactions (“TOBs”), zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and derivatives, such as options, futures, forwards and swaps.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The High Income Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	1

Investment Results

The tables on page 8 show performance for each Portfolio compared with its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2013.

A more detailed description of the contribution to each Portfolio’s relative performance due to security and sector selection versus the benchmark for both the six- and 12-month periods ended April 30, 2013 follows.

In general, the Municipal Bond Investment Team (the “Team”) continues to focus buying activity on bonds maturing in the 15-20 year maturity range. These bonds have less interest rate exposure in a rising interest rate environment than bonds with longer maturities, and also benefit to a greater degree from “roll”. “Roll” refers to how a bond’s price is affected by the passage of time if rates do not change. This focus on avoiding the longest-maturity bonds has generally detracted from performance for both periods, as, generally, rates have not risen and the longest-maturity bonds have performed well. The Team also continues to focus new purchases on revenue bonds; this has not affected performance, but remains a focus given some of the challenges that general obligation bond issuers continue to face.

National Portfolio – For the six-month period, all share classes except Advisor Class shares, underperformed the benchmark before sales charges. For the 12-month period, all share classes outperformed the benchmark before sales charges. For both periods, security selection contributed to returns in the special tax sector and detracted in the water sector. In addition, for both periods, an underweight to both state general obligation and pre-refunded bonds contributed to performance.

High Income Municipal Portfolio – For both the six- and 12-month periods, all share classes outperformed the benchmark, before sales charges. For both periods, the most significant contributor to outperformance was the Portfolio’s larger relative weight in lower credit quality bonds. For the six-month period, yield curve positioning contributed to returns, while security selection in the pre-refunded sector detracted. For the 12-month period, yield curve positioning again contributed, while security selection in the transportation sector detracted.

California Portfolio – For the six-month period, Class A and Advisor Class shares outperformed the benchmark, while Class B and Class C shares underperformed the benchmark, before sales charges. For the 12-month period, all share classes outperformed the benchmark, before sales charges. For the six-month period, security selection in the special tax sector contributed to returns, while it detracted in the education sector. For the 12-month period, yield curve positioning and security selection in the transportation sector contributed, while positioning in the pre-refunded sector detracted. For both periods, an underweight to state general obligation bonds benefited performance.

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio – For both the six- and 12-month periods, all share classes underperformed the benchmark, before sales charges. For both the six- and 12-month periods, security selection in the transportation and special tax sectors detracted, while yield curve positioning was positive for both periods. For both periods, an underweight to state general obligation bonds benefited performance.

The National, High Income, California and New York Portfolios used derivatives in the form of interest rate swaps for hedging purposes, which was immaterial to performance for both periods; and tender option bonds for investment purposes, which was immaterial to performance for both periods. The High Income Portfolio used options on swaps for hedging purposes, which detracted from performance for the six-month period.

Market Review and Investment Strategy

State and local governments have taken measures to increase revenues and cut costs, and their finances generally have improved. Overall economic growth has also provided a boost. Nevertheless, many cities and states continue to face financial pressures due to increases in annual required contributions to their pension funds, which have become a rapidly growing part of their budgets. Pension costs have grown due to lower-than-expected investment returns, and the failure of many municipalities to make full contributions to their pensions as tax collections have fallen during the recession. To combat this drift, many state and local governments have been reducing their pension benefits. According to the National Conference of State Legislature, 44 states enacted reforms to their retirement plans between 2009 and mid-2012.

Within the municipal market, medium- and lower-credit-quality bonds outperformed high-grades over both six- and 12-month periods, as investor demand for income remained strong. Investors were also encouraged by evidence of steadily improving credit quality. Recent data shows municipal defaults falling to 0.01% of outstanding debt during the first two months of the first quarter, compared to an already low 0.11% in 2012. The Team continues to target opportunities to buy medium- and lower-credit quality municipal bonds in order to supplement the Portfolios’ income and to attempt to reduce the Portfolios’ interest rate exposure, should interest rates rise. The Team believes these bonds should outperform if rates rise—the U.S. Federal Reserve (the “Fed”) has historically raised rates when the economy is strong in an attempt to control inflation, and medium- and lower-credit-quality bonds have historically performed well in a strong economy.

The Team believes the Portfolios are well-positioned with respect to interest rate risk. The Team has generally avoided long-maturity bonds that have significant potential for loss of principal if interest rates rise. Instead of buying highly rated bonds that are generally expected to perform in line with changes in overall yields, the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	3

Team has focused on shorter-maturity bonds that capture most of the yield of the longer-maturity bonds with less downside risk to principal. In the Team’s view, the extra yield for medium and lower credit-quality bonds is still high by historical standards. Where possible, the Team has added to holdings of this type both to supplement the Portfolios’ incomes and to benefit overall performance when this extra yield, or credit spread, contracts.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2013, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded are as follows:

Portfolio	Insured Bonds*	Prerefunded/ ETM** Bonds
National	18.11%	1.22%
High Income	4.47%	0.69%
California	19.67%	0.39%
New York	17.72%	2.72%
*	Breakdowns expressed as a percentage of total investments.
**	Escrowed to maturity.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios.

In the Team’s view, U.S. monetary policy could create additional market uncertainty in the coming year, as the Fed may reverse certain of the measures taken as a result of the 2008 global financial crisis. The Federal Funds rate has been reduced to near zero percent and the Fed has, among other actions taken, purchased U.S. Treasury and mortgage-backed securities. The latter is commonly referred to as Quantitative Easing (“QE”). These policies have been beneficial to fixed-income securities, including municipal bonds held in the Portfolios. When the Fed removes certain of these measures, there may be downward pressure on prices of fixed-income securities, including those held in the Portfolios. While the team has pursued strategies it believes should benefit the Portfolios’ relative returns, the timing and the reversal of QE and the potential increase of the Federal Funds rate may impact the net asset value (“NAV”) of the Portfolios. These and other risks to the Portfolios are discussed further in this report.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: (High Income Municipal Portfolio) Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Leverage Risk (High Income Municipal): To the extent the Portfolio uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds,

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolios was 4.25%. If the Class A annualized returns for the Portfolios and National, California and New York Portfolios returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, its returns would be lower. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIOS VS. THEIR BENCHMARKS PERIODS ENDED APRIL 30, 2013	NAV Returns
	6 Months	12 Months
National Portfolio
Class A	1.77%	6.04%

Class B*	1.42%	5.42%

Class C	1.42%	5.31%

Advisor Class**	1.92%	6.36%

Barclays Municipal Bond Index	1.78%	5.19%

	NAV Returns
	6 Months	12 Months
High Income Municipal Portfolio
Class A	3.55%	11.22%

Class C	3.19%	10.45%

Advisor Class*	3.61%	11.57%

Barclays Municipal Bond Index	1.78%	5.19%

	NAV Returns
	6 Months	12 Months
California Portfolio
Class A	1.96%	5.84%

Class B*	1.70%	5.20%

Class C	1.70%	5.20%

Advisor Class**	2.12%	6.16%

Barclays Municipal Bond Index	1.78%	5.19%

	NAV Returns
	6 Months	12 Months
New York Portfolio
Class A	0.99%	4.53%

Class B*	0.64%	3.81%

Class C	0.64%	3.80%

Advisor Class**	1.14%	4.84%

Barclays Municipal Bond Index	1.78%	5.19%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2013
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.03%	3.12%
1 Year	6.04%	2.86%
5 Years	5.92%	5.29%
10 Years	5.30%	4.99%

Class B Shares			1.40%	2.15%
1 Year	5.42%	2.42%
5 Years	5.20%	5.20%
10 Years(a)	4.87%	4.87%

Class C Shares			1.40%	2.15%
1 Year	5.31%	4.31%
5 Years	5.19%	5.19%
10 Years	4.58%	4.58%

Advisor Class Shares†			2.39%	3.68%
1 Year	6.36%	6.36%
Since Inception*	6.69%	6.69%
SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
				SEC Returns

Class A Shares
1 Year				3.10%
5 Years				5.29%
10 Years				4.95%

Class B Shares
1 Year				2.59%
5 Years				5.19%
10 Years(a)				4.83%

Class C Shares
1 Year				4.48%
5 Years				5.16%
10 Years				4.53%

Advisor Class Shares†
1 Year				6.63%
Since Inception*				6.54%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86%, 1.58%, 1.57% and 0.56% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.80%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception date: 8/6/08 for Advisor Class shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2012.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class shares is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	9

Historical Performance

HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2013
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			3.55%	5.46%
1 Year	11.22%	7.87%
Since Inception*	10.42%	9.39%

Class C Shares			2.96%	4.55%
1 Year	10.45%	9.45%
Since Inception*	9.66%	9.66%

Advisor Class Shares†			3.96%	6.09%
1 Year	11.57%	11.57%
Since Inception*	10.72%	10.72%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
				SEC Returns

Class A Shares
1 Year				8.92%
Since Inception*				9.25%

Class C Shares
1 Year				10.39%
Since Inception*				9.52%

Advisor Class Shares†
1 Year				12.61%
Since Inception*				10.61%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.00%, 1.71%, and 0.71% for Class A, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.80%, 1.50% and 0.50% for Class A, Class C and Advisor Class, respectively. These waivers/ reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 1/26/2010.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2013.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2013
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.84%	3.27%
1 Year	5.84%	2.66%
5 Years	5.87%	5.23%
10 Years	5.01%	4.68%

Class B Shares			1.21%	2.15%
1Year	5.20%	2.20%
5 Years	5.14%	5.14%
10 Years(a)	4.57%	4.57%

Class C Shares			1.21%	2.15%
1 Year	5.20%	4.20%
5 Years	5.14%	5.14%
10 Years	4.28%	4.28%

Advisor Class Shares†			2.20%	3.90%
1 Year	6.16%	6.16%
Since Inception*	6.58%	6.58%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
				SEC Returns

Class A Shares
1 Year				2.85%
5 Years				5.19%
10 Years				4.63%

Class B Shares
1Year				2.34%
5 Years				5.11%
10 Years(a)				4.50%

Class C Shares
1 Year				4.33%
5 Years				5.09%
10 Years				4.21%

Advisor Class Shares†
1 Year				6.39%
Since Inception*				6.43%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.58%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements excluding any interest expense, will limit the Portfolio’s annual operating expenses to 0.80%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/ reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2013.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	11

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2013
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.76%	2.97%
1 Year	4.53%	1.38%
5 Years	5.34%	4.70%
10 Years	4.90%	4.58%

Class B Shares			1.13%	1.91%
1Year	3.81%	0.81%
5 Years	4.60%	4.60%
10 Years(a)	4.46%	4.46%

Class C Shares			1.13%	1.91%
1 Year	3.80%	2.80%
5 Years	4.59%	4.59%
10 Years	4.17%	4.17%

Advisor Class Shares†			2.12%	3.58%
1 Year	4.84%	4.84%
Since Inception*	5.96%	5.96%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
				SEC Returns

Class A Shares
1 Year				1.29%
5 Years				4.64%
10 Years				4.52%

Class B Shares
1Year				0.74%
5 Years				4.56%
10 Years(a)				4.40%

Class C Shares
1 Year				2.74%
5 Years				4.53%
10 Years				4.10%

Advisor Class Shares†
1 Year				4.77%
Since Inception*				5.80%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.57%, 1.55% and 0.54% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.80%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/ reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2013.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
National Portfolio
Class A
Actual	$1,000	$1,017.70	$3.90	0.78%
Hypothetical**	$1,000	$1,020.93	$3.91	0.78%
Class B
Actual	$1,000	$1,014.20	$7.39	1.48%
Hypothetical**	$1,000	$1,017.46	$7.40	1.48%
Class C
Actual	$1,000	$1,014.20	$7.39	1.48%
Hypothetical**	$1,000	$1,017.46	$7.40	1.48%
Advisor Class
Actual	$1,000	$1,019.20	$2.40	0.48%
Hypothetical**	$1,000	$1,022.41	$2.41	0.48%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	13

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
High Income Municipal Portfolio
Class A
Actual	$1,000	$1,035.50	$4.49	0.89%
Hypothetical**	$1,000	$1,020.38	$4.46	0.89%
Class C
Actual	$1,000	$1,031.90	$8.01	1.59%
Hypothetical**	$1,000	$1,016.91	$7.95	1.59%
Advisor Class
Actual	$1,000	$1,036.10	$2.98	0.59%
Hypothetical**	$1,000	$1,021.87	$2.96	0.59%
California Portfolio
Class A
Actual	$1,000	$1,019.60	$3.96	0.79%
Hypothetical**	$1,000	$1,020.88	$3.96	0.79%
Class B
Actual	$1,000	$1,017.00	$7.40	1.48%
Hypothetical**	$1,000	$1,017.46	$7.40	1.48%
Class C
Actual	$1,000	$1,017.00	$7.45	1.49%
Hypothetical**	$1,000	$1,017.41	$7.45	1.49%
Advisor Class
Actual	$1,000	$1,021.20	$2.46	0.49%
Hypothetical**	$1,000	$1,022.36	$2.46	0.49%
New York Portfolio
Class A
Actual	$1,000	$1,009.90	$3.89	0.78%
Hypothetical**	$1,000	$1,020.93	$3.91	0.78%
Class B
Actual	$1,000	$1,006.40	$7.36	1.48%
Hypothetical**	$1,000	$1,017.46	$7.40	1.48%
Class C
Actual	$1,000	$1,006.40	$7.36	1.48%
Hypothetical**	$1,000	$1,017.46	$7.40	1.48%
Advisor Class
Actual	$1,000	$1,011.40	$2.39	0.48%
Hypothetical**	$1,000	$1,022.41	$2.41	0.48%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Expense Example

PORTFOLIO SUMMARY

April 30, 2013 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of April 30, 2013. The Portfolios’ quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. Each Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	15

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2013 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of April 30, 2013. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Portfolio Summary

NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.9%
Long-Term Municipal Bonds – 98.9%
Alabama – 1.7%
Birmingham AL Wtrwks Brd 5.00%, 1/01/31	$10,000	$11,455,200
Jefferson Cnty AL LT Sch Wts 5.50%, 1/01/21	1,000	1,001,090
Series 04A 5.25%, 1/01/18-1/01/23	3,900	3,887,832
Univ of Alabama at Birmingham Hosp Series 08A 5.75%, 9/01/22	3,000	3,560,760

		19,904,882

Arizona – 2.0%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,215	1,105,942
Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	2,163	2,168,299
Glendale AZ Mun Property Corp. (Glendale AZ Excise Tax) Series 2012C 5.00%, 7/01/38	2,500	2,757,575
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC Series 04 5.00%, 7/01/23	1,750	1,842,312
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	4,245	4,349,130
5.625%, 7/01/38	1,760	1,771,704
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	3,310	3,326,252
Queen Creek AZ ID #1 5.00%, 1/01/26	1,900	1,903,268
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/23	3,685	4,332,934
Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	333	333,236

		23,890,652

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	17

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 16.4%
California Dept Wtr Res Cen Vy Series 2013 AM 5.00%, 12/01/25	$12,300	$15,562,698
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	6,390	7,790,816
California GO 5.00%, 4/01/27-11/01/32	11,715	12,880,796
5.25%, 4/01/30	15	15,000
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/37	10,000	10,341,000
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,715	2,076,745
Series 2008A 5.50%, 8/15/23	80	95,118
Chula Vista CA IDR (San Diego Gas & Elec Co.) Series 96A 5.30%, 7/01/21	4,000	4,247,720
Desert Sands CA USD GO 5.00%, 8/01/28	5,540	6,487,063
Fontana CA USD GO 5.00%, 8/01/26	4,215	4,928,094
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	9,260	10,973,934
Los Angeles CA Harbor Dept Series 2009C 5.25%, 8/01/24	17,205	20,785,877
Manteca CA USD CFD #89-1 NPFGC Series 01 Zero Coupon, 9/01/31	11,910	4,541,640
Ontario CA Redev Fin Auth NPFGC Series 93 5.80%, 5/31/13 (Pre-refunded/ETM)	1,000	1,209,720
Port of Oakland CA Series 2012P 5.00%, 5/01/27-5/01/28	18,040	20,488,541
San Bernardino Cnty CA COP Series 2009 5.25%, 8/01/26	1,910	2,063,660

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego CA Pub Fac Fin Auth (San Diego CA Wtr) Series A 5.00%, 8/01/30	$10,045	$11,833,512
San Diego Cnty CA Wtr Auth Series 2008A-COPS 5.00%, 5/01/25	3,000	3,476,790
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2010A 4.90%, 5/01/29	2,800	3,204,152
San Francisco City/Cnty CA Pub Util Wtr 5.00%, 11/01/33	10,000	11,617,700
Series 2012C 5.00%, 11/01/28	3,450	4,107,225
Univ of California Series 2012G 5.00%, 5/15/30	17,630	20,768,140
Series 2013A 5.00%, 5/15/30	10,000	12,009,600
Vista CA USD GO 5.00%, 8/01/28	1,550	1,824,598

		193,330,139

Colorado – 2.5%
Colorado HFA SFMR (Colorado HFA) Series 99A-2 6.45%, 4/01/30	185	193,316
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	2,200	2,415,204
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	690	697,114
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/24-12/01/25	9,175	9,966,949
E-470 Pub Hwy Auth CO 5.25%, 9/01/25	2,900	3,245,274
5.375%, 9/01/26	3,600	4,037,724
Park Creek Met Dist CO Series 05 5.50%, 12/01/30	1,900	2,039,935
PV Wtr & San Met Dist CO Zero Coupon, 12/15/17(a)(b)	3,122	1,092,700

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	19

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	$2,400	$2,777,160
Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	1,950	2,089,074
Todd Creek Farms Met Dist #1 CO 6.125%, 12/01/19(b)	820	410,000
6.125%, 12/01/22(a)(b)	1,210	302,500

		29,266,950

District of Columbia – 2.0%
District of Columbia (Catholic Univ of America) 5.00%, 10/01/34	700	761,768
District of Columbia (Friendship Pub Charter Sch) ACA 5.00%, 6/01/26	1,000	1,031,030
District of Columbia Tax Incr 5.25%, 12/01/26	9,600	11,672,256
District of Columbia Wtr & Swr Auth AGC Series 2008A 5.00%, 10/01/23	4,125	4,882,061
Washington DC Conv Ctr Ded Tax AMBAC 5.00%, 10/01/23	5,000	5,481,750

		23,828,865

Florida – 6.0%
Bonnet Creek Resort CDD FL 7.25%, 5/01/18	3,445	3,445,103
Crossings at Fleming Is CDD FL Series 2000C 7.05%, 5/01/15	480	455,026
7.10%, 5/01/30(b)	2,235	1,991,117
Dade Cnty FL HFA MFHR (Golden Lakes Apts) Series 1997A 6.00%, 11/01/32	250	250,063
6.05%, 11/01/39	750	750,127
Florida HFC MFHR (Waverly Apts) AGM Series 00C-1 6.50%, 7/01/40	2,790	2,794,213
Hollywood FL Cmnty Redev Agy (Beach CRA) XLCA 5.00%, 3/01/24	5,000	5,392,700

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Jacksonville FL Cap Impt 5.00%, 10/01/28	$5,500	$6,605,720
Marshall Creek CDD FL 6.625%, 5/01/32(b)	2,365	2,045,985
Miami-Dade Cnty FL Ed Fac Auth (Univ of Miami FL) Series 08A 5.20%, 4/01/24	2,500	2,746,700
Miami-Dade Cnty FL Spl Tax Series 2012B 5.00%, 10/01/30-10/01/31	9,450	10,646,296
Orlando & Orange Cnty Expwy Auth FL 5.00%, 7/01/32-7/01/35	16,250	18,571,475
Palm Beach Cnty FL (Sinai Residences of Boca Raton) 2.00%, 6/01/16	2,500	2,504,200
Pasco Cnty FL HFA MFHR (Pasco Woods Apts) Series 99A 5.90%, 8/01/39	3,620	3,621,557
Pier Park CDD FL Series 2002-1 7.15%, 5/01/34	3,025	3,026,452
Village Ctr CDD FL NPFGC 5.125%, 10/01/28	1,000	1,015,060
West Palm Beach Cmnty Redev Agy 5.00%, 3/01/25-3/01/29	4,620	4,820,071

		70,681,865

Guam – 0.0%
Guam COP Series 2010A 6.875%, 12/01/40	515	566,742

Illinois – 10.1%
Chicago IL Brd of Ed GO AGM Series 07 5.00%, 12/01/24	15,000	16,944,900
Chicago IL GO AGM Series 2010 3694 5.00%, 1/01/29(c)	7,000	7,745,780
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) XLCA Series 03B-1 5.25%, 1/01/34	5,100	5,219,442
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	4,190	4,400,296

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	21

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL SA Lakeshore East Series 03 6.75%, 12/01/32	$1,531	$1,567,928
Chicago IL Sales Tax AGM 5.00%, 1/01/25	6,905	7,462,993
Chicago IL Wtr 5.00%, 11/01/29-11/01/32	20,690	23,881,665
Cook Cnty IL Forest Presv Dist Series 2012C 5.00%, 12/15/32	2,640	3,026,575
Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	2,263	2,281,987
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	2,050	2,191,860
Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31	750	751,372
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.25%, 5/15/45	2,225	2,306,235
Illinois Railsplitter Tobacco Set Auth 6.00%, 6/01/28	2,320	2,812,211
Illinois Sports Fac Auth Spl Tax AMBAC Series 01 5.50%, 6/15/30	7,000	7,511,560
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	2,120	2,151,291
Matteson IL GO 8.00%, 12/01/29(d)	3,350	2,749,881
Metro Pier & Expo Auth IL Spl Tax Series 2012B 5.00%, 12/15/28	22,500	26,437,950

		119,443,926

Indiana – 0.8%
Hendricks Cnty IN GO 5.50%, 7/15/14 (Pre-refunded/ETM)	1,165	1,237,801
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/27	6,840	7,867,641

		9,105,442

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kansas – 0.1%
Lenexa KS Hlth Care Fac (Lakeview Village, Inc.) 5.25%, 5/15/22	$1,260	$1,313,348

Louisiana – 3.3%
Lafayette LA Communications 5.25%, 11/01/20-11/01/23	8,765	9,606,505
Lafayette LA Util 5.00%, 11/01/28	10,580	12,431,606
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	1,130	1,215,123
Louisiana Loc Govt Envrn Fac & CDA (Jefferson Parish LA) Series 2009A 5.00%, 4/01/26	715	796,417
New Orleans LA GO NPFGC Series 05 5.00%, 12/01/29	3,990	4,187,465
5.25%, 12/01/21	4,495	4,855,454
RADIAN 5.00%, 12/01/18-12/01/19	4,140	4,701,728
RADIAN Series A 5.00%, 12/01/22	1,060	1,172,964

		38,967,262

Maryland – 0.5%
Anne Arundel Cnty MD Spl Oblig (National Business Park North) 6.10%, 7/01/40	885	965,287
Maryland CDA SFMR (Maryland CDA) Series 00A 6.10%, 7/01/38	4,460	4,465,843

		5,431,130

Massachusetts – 1.5%
Massachusetts Dev Fin Agy (Emerson College) Series 2010A 5.00%, 1/01/40	2,000	2,142,400
Series A 5.50%, 1/01/30	4,750	5,297,912
Massachusetts Dev Fin Agy (Seven Hills Foundation) RADIAN Series 99 5.15%, 9/01/28	6,035	6,037,716

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	23

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	$1,600	$1,610,848
Massachusetts Hlth & Ed Facs Auth (Mass Eye & Ear Infirmary) Series 2010C 5.375%, 7/01/35	2,245	2,439,821

		17,528,697

Michigan – 2.3%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/27-5/01/30	7,965	9,217,621
Detroit MI Wtr Supply Sys AGM Series 2006A 5.00%, 7/01/24	9,980	10,481,794
Plymouth MI Ed Ctr Charter Sch 5.375%, 11/01/30	2,000	1,888,460
Wayne State Univ MI Series 2009 5.00%, 11/15/29	5,215	5,809,927

		27,397,802

Minnesota – 0.7%
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	1,350	1,449,873
Minneapolis MN Common Bond Fd 6.00%, 12/01/40	3,000	3,543,480
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	2,700	2,762,505

		7,755,858

Mississippi – 1.5%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) 5.25%, 8/01/27	15,000	17,490,150

Missouri – 1.6%
Kansas City MO Spl Oblig (Kansas City MO Lease – Dntn Arena) Series 08C 5.00%, 4/01/28	14,000	15,947,960
Missouri Dev Finance Brd Series 2005C 5.00%, 3/01/14 (Pre-refunded/ETM)	1,000	1,039,760
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	1,880	2,039,349

		19,027,069

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 5.6%
Clark Cnty NV Airport PFC (McCarran Airport) 5.25%, 7/01/18	$9,090	$10,876,549
Clark Cnty NV Arpt (McCarran Airport) Series 2012B 5.00%, 7/01/29	6,070	6,999,135
Clark Cnty NV GO 5.00%, 11/01/23	13,250	15,021,657
Clark Cnty NV SD GO NPFGC-RE 5.00%, 6/15/22	5,720	6,232,455
Las Vegas NV Wtr Dist NPFGC-RE Series 05 5.00%, 6/01/27	5,000	5,391,900
Nevada GO NPFGC-RE Series 2007B 5.00%, 12/01/25	5,800	6,725,448
Nevada Sys Hgr Ed (Univ of Nevada) AMBAC Series 2005B 5.00%, 7/01/25-7/01/26	13,700	15,313,826

		66,560,970

New Hampshire – 0.1%
New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	1,680	1,758,406

New Jersey – 1.5%
Morris-Union NJ Jt Comm COP RADIAN 5.00%, 5/01/27	3,675	3,761,363
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2013A 5.00%, 1/01/33	8,065	9,141,032
Union Cnty NJ Util Auth (Union Cnty NJ) Series 2011A 5.25%, 12/01/31	4,340	4,810,239

		17,712,634

New Mexico – 1.2%
Clayton NM Jail Proj 5.00%, 11/01/25-11/01/27	13,095	13,618,812

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	25

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 8.9%
Metropolitan Trnsp Auth NY Series 2012H 5.00%, 11/15/30	$1,680	$1,949,220
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/28	3,000	3,587,670
New York NY GO 5.125%, 12/01/27(c)	1,000	1,160,750
5.25%, 9/01/23	5,000	6,027,650
Series 2003A 5.50%, 8/01/13 (Pre-refunded/ETM)	625	633,106
5.50%, 8/01/21	4,375	4,429,556
Series 2004G 5.00%, 12/01/14 (Pre-refunded/ETM)	420	450,769
5.00%, 12/01/23	475	506,602
New York NY IDA (Lycee Francais) Series 02C 6.80%, 6/01/28	2,500	2,532,175
New York NY Mun Wtr Fin Auth Series 2013D 5.00%, 6/15/34	8,000	9,379,360
Series EE 5.00%, 6/15/31	19,415	22,984,448
New York NY Trnsl Fin Auth Series 2002B 5.00%, 2/01/27	10,000	11,842,700
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,760	2,041,811
New York St HFA (New York St Pers Income Tax) NPFGC-RE Series 05A 5.00%, 9/15/25	1,200	1,292,724
New York St Liberty Dev Corp. (4 World Trade Ctr Proj) 5.00%, 11/15/31	2,775	3,165,415
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(a)(b)	1,188	12
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/27	5,355	6,437,995

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port Authority of NY & NJ 5.00%, 7/15/30	$12,200	$14,362,328
Triborough Brdg & Tunl Auth NY 5.00%, 1/01/28	10,000	11,884,300

		104,668,591

North Carolina – 0.5%
Iredell Cnty NC COP (Iredell Cnty Sch Proj) AGM 5.25%, 6/01/22	920	1,092,519
North Carolina Eastern Mun Pwr Agy AMBAC Series 05A 5.25%, 1/01/20	1,000	1,117,210
North Carolina Med Care Comm (Pennybyrn at Maryfield) 6.00%, 10/01/23	3,305	3,380,519

		5,590,248

Ohio – 2.6%
Akron OH Income Tax 5.00%, 12/01/31	1,500	1,731,660
Cleveland OH Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	5,500	6,409,150
Cleveland OH Pub Pwr Sys NPFGC-RE Series 06A 5.00%, 11/15/18	2,835	3,177,298
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	8,400	8,452,416
Kent State Univ Series 2012A 5.00%, 5/01/29	2,000	2,333,860
Toledo-Lucas Cnty OH Port Auth (CSX Corp., Inc.) Series 92 6.45%, 12/15/21	6,730	8,628,533

		30,732,917

Oregon – 0.7%
Forest Grove OR (Pacific Univ) Series 2005A 5.00%, 5/01/28	2,995	3,088,414
Oregon Hsg & Cmnty Svc SFMR (Oregon Hsg & Cmnty Svc) Series 02B 5.45%, 7/01/32	1,105	1,105,862
Tri-County Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/27	3,000	3,498,810

		7,693,086

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	27

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 2.5%
Hampden PA GO 5.00%, 5/15/26-5/15/28	$3,235	$3,832,688
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.25%, 8/01/33	4,735	5,463,811
Pennsylvania IDA 5.50%, 7/01/18 (Pre-refunded/ETM)	485	599,746
Pennsylvania IDA (Pennsylvania SRF) 5.50%, 7/01/23	3,455	4,046,910
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) 5.00%, 4/01/30-4/01/31	6,500	7,096,615
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24(b)	1,030	815,575
Pittsburgh & Allegheny PA Sports & Exhibition Auth (Pittsburgh-Allegheny Cnty PA Sales Tax) AGM 5.00%, 2/01/31	6,925	7,748,729

		29,604,074

Puerto Rico – 1.6%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/25	7,090	7,311,279
Puerto Rico GO 5.25%, 7/01/23	1,700	1,712,172
Series 01A 5.50%, 7/01/19	1,000	1,076,050
Series 04A 5.25%, 7/01/19	2,880	2,918,966
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	525,250
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	1,065	1,130,892
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19-6/01/20	4,460	4,552,473

		19,227,082

Rhode Island – 0.4%
Rhode Island Higher Ed Svgs Tr (Providence Place Mall) RADIAN Series 00 6.125%, 7/01/20	4,655	4,674,365

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.5%
Dorchester Cnty SC SD #2 Lease Series 06 5.00%, 12/01/30	$1,500	$1,677,195
AGC 5.00%, 12/01/29	400	451,872
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) AGC Series 05 5.00%, 12/01/27	6,225	6,724,494
South Carolina Pub Svc Auth 5.00%, 12/01/28	4,235	4,965,664
Series 2012D 5.00%, 12/01/43	3,500	3,934,140

		17,753,365

Tennessee – 0.2%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 06C 5.00%, 9/01/22	1,990	2,138,613
5.25%, 9/01/26	275	294,987

		2,433,600

Texas – 10.8%
Alvin TX ISD GO Series 2004B 5.00%, 2/15/28	1,290	1,468,562
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	455	478,314
Camino Real Regl Mob Auth TX 5.00%, 2/15/21	2,850	2,856,498
Dallas Fort Worth TX Intl Arpt Series 2012F 5.00%, 11/01/28	13,680	15,203,405
Ector Cnty TX ISD GO 5.25%, 8/15/27	160	161,837
El Paso Cnty TX Hosp Dist GO AGC Series 2008A 5.00%, 8/15/23	5,000	5,805,550
Frisco TX ISD GO 5.00%, 8/15/31	3,335	3,991,028
Harris City TX Toll Road (Harris Cnty TX Toll Road) Series 2012 5.00%, 8/15/30	1,900	2,242,950
Harris Cnty TX Toll Road Series 2012 5.00%, 8/15/29	10,000	11,859,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	29

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	$5,700	$6,322,953
Houston TX Cmnty Clg GO 5.00%, 2/15/32	7,750	9,199,947
Magnolia TX ISD GO 5.00%, 8/15/20	6,165	7,176,615
North Texas Hgr Ed Auth (United Regl Hlth Care Sys) AGM Series 07 5.00%, 9/01/24	1,000	1,120,220
North Texas Tollyway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/30	7,500	8,748,075
San Antonio TX Elec & Gas 5.00%, 2/01/15 (Pre-refunded/ETM)	65	70,216
5.00%, 2/01/15 (Pre-refunded/ETM)	2,435	2,632,625
Series 08 5.00%, 2/01/26	6,830	7,927,444
Series 2009A 5.25%, 2/01/24	3,260	3,918,422
Seguin Hgr Ed Fac Corp. TX (Texas Lutheran Univ) Series 04 5.25%, 9/01/28	1,000	1,018,030
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.50%, 11/15/22	2,210	2,328,368
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	2,150	2,436,122
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) 8.00%, 11/15/28	2,000	2,268,920
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	9,040	11,066,045
Texas Private Acvty Bond Srfc Trnsp Corp. (Nte Mobility Partners LLC Project) 6.875%, 12/31/39	2,280	2,742,543
Texas Trnsp Comm (Central Texas Turnpike) Series 2012A 5.00%, 8/15/41	5,500	5,993,955
Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth) 5.25%, 7/01/26	2,000	2,180,440

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wichita TX ISD GO Series 2007 5.00%, 2/01/27	$6,000	$6,757,080

		127,975,164

Utah – 0.1%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	840	939,557

Virginia – 0.0%
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	197	199,193

Washington – 6.3%
Clark Cnty WA PUD #1 5.00%, 1/01/23	12,635	14,824,140
Energy Northwest WA (Bonneville Power Admin) Series 2006 5.00%, 7/01/24	4,055	4,565,160
AMBAC 5.00%, 7/01/21	11,470	12,723,442
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.25%, 6/01/26	4,000	4,592,280
Series 2009 5.00%, 6/01/27	615	689,390
King Cnty WA SD #414 GO NPFGC 5.00%, 12/01/24	4,500	5,114,025
Tacoma WA Refuse Util XLCA Series 06 5.00%, 12/01/18	3,615	4,075,659
Washington St GO 5.00%, 7/01/24(c)	9,000	10,919,970
AMBAC 5.00%, 1/01/16 (Pre-refunded/ETM)	5,000	5,606,750
NPFGC-RE 5.00%, 1/01/17 (Pre-refunded/ETM)	6,380	7,407,563
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	3,490	3,521,614

		74,039,993

West Virginia – 0.5%
West Virginia EDA (West Virginia Lottery) Series 2010A 5.00%, 6/15/35	5,000	5,650,050

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	31

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.9%
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(e)	$2,465	$2,790,331
Wisconsin Hlth & Ed Fac Auth (Ministry Health Care, Inc.) Series 2012A 5.00%, 8/15/32	2,300	2,550,148
Wisconsin Hlth & Ed Fac Auth (Wheaton Franciscan Hlthcare Sys) 5.25%, 8/15/20	5,000	5,615,500

		10,955,979

Total Municipal Obligations (cost $1,094,674,180)		1,166,718,865

	Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.09%(f) (cost $1,907,697)	1,907,697	1,907,697

Total Investments – 99.1% (cost $1,096,581,877)		1,168,626,562
Other assets less liabilities – 0.9%		10,717,969

Net Assets – 100.0%		$1,179,344,531

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$6,300	10/21/16	SIFMA	*	4.129%	$826,337

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, the market value of this security amounted to $2,790,331 or 0.2% of net assets.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

As of April 30, 2013, the Fund held 17.9% of net assets in insured bonds (of this amount 6.7% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

EDA – Economic Development Agency

ETM – Escrowed to Maturity

GO – General Obligation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

ID – Improvement District

IDA – Industrial Development Authority/Agency

IDR – Industrial Development Revenue Bond

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFC – Passenger Facility Charge

PUD – Public Utility District

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SRF – State Revolving Fund

SSA – Special Services Area

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	33

National Portfolio—Portfolio of Investments

HIGH INCOME MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 107.3%
Long-Term Municipal Bonds – 107.3%
Alabama – 1.5%
Cullman Cnty AL Hlth Care Auth (Cullman Regl Med Ctr) Series 2009A 6.25%, 2/01/23	$1,000	$1,091,860
7.00%, 2/01/36	3,130	3,430,730
Jefferson Cnty AL LT Sch Wts Series 2004A 4.75%, 1/01/25	530	514,445
5.00%, 1/01/24	3,365	3,331,922
Montgomery AL Med Clinic BD (Jackson Hospital & Clinic) 5.25%, 3/01/36	1,000	1,027,120
Pell City AL Spl Care Fac Fin Auth (Noland Health Services) 5.00%, 12/01/39	7,875	8,621,314
Selma AL IDB (International Paper Co.) Series 2010A 5.80%, 5/01/34	4,615	5,192,336

		23,209,727

Alaska – 0.3%
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41	4,550	5,172,759

Arizona – 3.7%
Arizona Hlth Fac Auth (Beatitudes Campus)
5.10%, 10/01/22	3,300	3,350,358
5.20%, 10/01/37	6,150	6,074,294
Downtown Phoenix Hotel Corp. AZ FGIC Series 2005A 5.00%, 7/01/40	6,930	7,012,120
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	4,900	6,256,663
Phoenix AZ IDA (Great Hearts Academies) 6.30%, 7/01/42	1,000	1,078,520
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	2,105	2,156,636
5.625%, 7/01/38	3,825	3,850,436

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Quechan Indian Tribe Series 2012A 9.75%, 5/01/25	$2,400	$2,662,464
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	18,805	21,003,869
Tempe AZ IDA (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/42-12/01/46	3,000	3,282,915

		56,728,275

California – 12.6%
Assn Bay Area Govt CA Non-Prof (Episcopal Senior Communities) 5.00%, 7/01/47	3,365	3,567,775
6.125%, 7/01/41	2,400	2,812,152
Bay Area Toll Auth CA Series 2010 3694 5.00%, 4/01/25(a)	7,570	8,569,694
California Ed Fac Auth (California Clg of Arts) 5.00%, 6/01/30	1,140	1,160,885
California Ed Fac Auth (Univ of The Pacific) Series 2012A 5.00%, 11/01/42	1,300	1,425,203
California Mun Fin Auth (Azusa Pacific University) Series 2011B 7.75%, 4/01/31	3,255	3,847,768
California Mun Fin Auth (Emerson College) 6.00%, 1/01/42	1,000	1,210,300
California Mun Fin Auth (Goodwill Industries, Inc.) Series 2012A 6.625%, 1/01/32	1,000	1,067,370
6.875%, 1/01/42	1,500	1,600,005
California Mun Fin Auth (Partnerships Uplift Cmnty Proj) 5.30%, 8/01/47	1,675	1,709,220
California Mun Fin Auth (Rocketship Seven-Alma Academy) 6.25%, 6/01/43	3,340	3,406,967
California Mun Fin Auth (UTS Bioenergy LLC) 7.50%, 12/01/32	3,795	4,061,826

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	35

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 11/21/45	$26,200	$26,777,972
California St Sch Fin Auth Edu (Tri Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	9,250	9,731,000
California Statewide CDA (Amino Inglewood CA High Sch) Series 2011A 7.25%, 8/01/41	2,000	2,345,060
California Statewide CDA (Eskaton Properties, Inc.) 5.25%, 11/15/34	3,470	3,728,342
California Statewide CDA (Front Porch Communities) 5.125%, 4/01/37(b)	3,300	3,461,073
California Statewide CDA (Rocketship Four-Mosiac Elementary) Series 2011A 8.50%, 12/01/41	4,000	4,659,960
California Statewide CDA (Rocklin Academy) Series 2011A 8.25%, 6/01/41	4,050	4,596,102
California Statewide CDA (The Terraces at San Joaquin Gardens) 5.625%, 10/01/32	1,000	1,065,740
6.00%, 10/01/42-10/01/47	2,000	2,157,950
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38(b)	4,650	4,655,720
Gilroy CA School Fac Fin Auth (Gilroy CA USD GO) Series 2013A 5.00%, 8/01/46	4,275	4,706,732
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47	12,390	10,807,425
Los Angeles CA Regl Arpts Impt Corp. (American Airlines, Inc.) Series 2002C 7.50%, 12/01/24	4,625	4,722,356
Los Angeles CA USD GO Series 2010KRY 5.25%, 7/01/25(a)	1,000	1,218,040

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 6.00%, 3/01/36	$450	$510,233
Oakland CA USD GO Series 2012A 5.50%, 8/01/32	1,500	1,621,740
Poway CA USD CFD # 6 5.00%, 9/01/33-9/01/36	1,300	1,434,646
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 6.00%, 9/01/30	1,235	1,432,106
San Buenaventura CA Hosp (Community Memorial Hlth System) 7.50%, 12/01/41	4,500	5,509,215
San Francisco City/Cnty CA COP Series 2009A 5.00%, 4/01/29	3,115	3,414,725
San Jose CA Arpt AMBAC Series 2007A 5.00%, 3/01/37	9,745	10,178,653
Southern CA Logistics Arpt Auth Proj XLCA 5.00%, 12/01/36	3,600	2,861,568
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.25%, 7/01/27(a)	9,960	12,134,666
Tobacco Securitization Auth Southern CA Series 2006A1-SNR 5.125%, 6/01/46	10,800	9,688,680
Univ of California Series 2012G 5.00%, 5/15/30(a)	10,000	11,780,000
Upland CA Cmnty Redev Agy (Upland CA Cmnty Fac Dist Spl Tax) 5.00%, 9/01/34	1,000	1,077,970
Vernon CA Elec Sys Series 2012A 5.50%, 8/01/41	1,400	1,547,182
West Contra Costa CA Hlth Dist 6.25%, 7/01/42	5,900	6,896,746
Yucaipa CA CFD #98-1 5.375%, 9/01/30	1,700	1,842,783

		191,003,550

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	37

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 2.1%
Colorado Hlth Fac Auth (Catholic Health Initiatives) Series 2011A 5.00%, 2/01/41	$2,500	$2,747,000
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.00%, 12/01/42	8,690	9,223,392
E-470 Pub Hwy Auth CO 5.25%, 9/01/25	600	671,436
5.375%, 9/01/26	3,800	4,262,042
Fitzsimons Vlg Met Dist #1 CO Series 2010A 7.50%, 3/01/40	1,500	1,605,300
Park Creek Met Dist CO 5.50%, 12/01/37	2,300	2,451,616
Plaza Met District #1 CO 5.00%, 12/01/40	1,000	1,040,100
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	5,810	6,723,042
Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	2,550	2,731,866

		31,455,794

Delaware – 0.1%
Delaware EDA (Newark Charter School) 5.00%, 9/01/42	1,075	1,153,411

District of Columbia – 2.1%
District of Columbia (American Society of Hematology) 5.00%, 7/01/36-7/01/42	8,600	9,453,102
District of Columbia (Center for Strategic and Intl Studies DC) 6.625%, 3/01/41	1,850	2,033,798
District of Columbia (Friendship Pub Charter Sch) 5.00%, 6/01/42	2,660	2,764,565
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	4,205	5,091,708
District of Columbia Pers Income Tax 5.00%, 12/30/99(a)	10,000	11,885,200

		31,228,373

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 6.6%
Alachua Cnty FL Hlth Fac Auth (Oak Hammock at The Univ of Florida) Series 2012A 8.00%, 10/01/42-10/01/46	$4,065	$4,944,588
Alachua Cnty FL Hlth Fac Auth (Terraces at Bonita Springs) 8.125%, 11/15/46	5,000	5,876,750
Atlantic Beach FL Hlth Care Fac (Fleet Landing Proj) Series 2013A 5.00%, 11/15/37	5,235	5,556,377
Capital Trust Agy FL (Million Air One) 7.75%, 1/01/41	9,080	10,179,588
Lakeland FL ED Fac (Florida Southern College) Series 2012 5.00%, 9/01/30-9/01/42	2,500	2,715,395
Lee Cnty FL IDA (Shell Point/alliance Oblig Group) 5.00%, 11/15/22	1,500	1,596,135
Lee Cnty FL IDA (Shell Point/Alliance Oblig Group) 5.00%, 11/15/29-11/15/32	1,100	1,135,825
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2011A 5.00%, 10/01/27	5,000	5,619,150
Martin Cnty FL Hlth Fac Auth (Martin Mem Med Ctr) 5.50%, 11/15/32-11/15/42	9,050	10,152,896
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	5,310	5,345,524
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 5.00%, 11/15/29	2,500	2,710,950
6.75%, 11/15/21	2,745	2,958,698
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) AGC 5.00%, 10/01/33	3,850	4,165,815
Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	4,000	5,111,440

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	39

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Orange Cnty FL Hlth Fac Auth (Orlando Health) 5.00%, 10/01/42	$8,635	$9,439,091
Series 2012B 5.00%, 10/01/42	8,000	8,744,960
Palm Beach Cnty FL (Sinai Residences of Boca Raton) 2.00%, 6/01/16	2,450	2,454,116
12.00%, 6/01/16(b)	1,000	1,000,000
Palm Beach Cnty FL Hlth Fac Auth (Waterford Retirement Communities) 5.875%, 11/15/37	4,250	4,488,935
St. John’s Cnty FL IDA (Presbyterian Retirement Svc) Series 2010A 5.875%, 8/01/40	4,000	4,529,160
Volusia Cnty FL Ed Fac Auth (Embry-Riddle Aeronautical Univ) RADIAN Series 2005 5.00%, 10/15/35	1,840	1,902,045

		100,627,438

Georgia – 1.3%
De Kalb Cnty GA Hosp Auth (De Kalb Medical Center) 6.00%, 9/01/30	1,000	1,173,000
6.125%, 9/01/40	6,100	7,135,353
Metro Atlanta Rapid Tran Auth GA AGM 5.00%, 7/01/29(a)	10,220	11,630,871

		19,939,224

Guam – 0.1%
Guam COP Series 2010A 6.875%, 12/01/40	910	1,001,428
Guam GO Series 2009A 7.00%, 11/15/39	1,000	1,139,530

		2,140,958

Hawaii – 0.2%
Hawaii Dept Budget & Finance (Kahala Nui) 5.125%, 11/15/32	1,000	1,090,920
5.25%, 11/15/37	1,325	1,450,796

		2,541,716

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Idaho – 0.3%
Idaho Hsg & Fin Assn (Battelle Energy Alliance LLC TDF Proj) Series 2010A 7.00%, 2/01/36	$4,000	$4,510,800

Illinois – 5.3%
Chicago IL GO AGM Series 2009A 3682 5.00%, 1/01/29(a)	3,000	3,319,620
Chicago IL HFA MFHR (Goldblatts Supportive Living Project) 6.375%, 12/01/52	7,950	7,989,512
Chicago IL Recovery Zone (BP PLC)
6.125%, 12/01/18	2,795	2,935,281
Chicago IL Tax Increment (Metramarket Chicago Proj)
Series 2010A
6.87%, 2/15/24	1,156	1,215,518
Chicago IL Transit Authority Sales Tax
5.25%, 12/01/31	5,000	5,836,950
Illinois Finance Auth (Greenfields of Geneva)
Series 2010A
8.25%, 2/15/46	1,950	2,084,940
Illinois Finance Auth (Illinois Institute of Technology)
5.00%, 4/01/19	2,980	3,066,807
Illinois Finance Auth (Lake Forest College)
Series 2012A
6.00%, 10/01/48	1,300	1,441,895
Illinois Finance Auth (Lutheran Senior Svcs)
5.625%, 5/15/42	7,525	7,880,105
5.75%, 5/15/46	4,740	4,988,755
Illinois Finance Auth (OSF Healthcare Sys)
6.00%, 5/15/39	5,785	6,683,584
Illinois Finance Auth (Park Place of Elmhurst)
Series 2010A
8.125%, 5/15/40	1,250	1,289,300
8.25%, 5/15/45	2,775	2,876,315
Illinois Finance Auth (Provena Health)
Series 2010B
6.00%, 5/01/34	2,025	2,321,804

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	41

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Swedish Covenant Hospital)
6.00%, 8/15/38	$3,360	$3,823,982
Illinois Finance Auth (The Landing at Plymouth Place)
6.00%, 5/15/37(c)	5,750	4,840,408
Illinois Finance Auth (Uno Charter Sch Network, Inc.)
Series 2011A
7.125%, 10/01/41	2,500	2,936,050
Illinois GO
5.00%, 3/01/33	4,900	5,276,271
Illinois Railsplitter Tobacco Set Auth
6.00%, 6/01/28	4,885	5,921,402
Matteson IL GO
8.00%, 12/01/29(d)	5,000	4,104,300

		80,832,799

Indiana – 4.2%
Indiana Finance Auth (Community Health Network)
Series 2012A
5.00%, 5/01/42	13,735	15,191,322
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40	6,000	6,508,200
Indiana Finance Auth (Marquette Manor)
4.75%, 3/01/32	5,535	5,803,116
5.00%, 3/01/39	1,400	1,482,880
Indiana Mun Pwr Agy Series 2011A 5.00%, 1/01/31	3,000	3,436,020
Indiana St Fin Auth (East End Crossing Proj) 5.00%, 7/01/44-7/01/48	16,000	16,832,720
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/27	1,800	2,070,432
Knox Cnty IN Econ Dev (Good Samaritan Hospital) Series 2012A 5.00%, 4/01/37-4/01/42	11,740	12,808,909

		64,133,599

Iowa – 0.7%
Iowa Finance Auth (Alcoa, Inc.)
4.75%, 8/01/42	3,100	3,090,049

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46	$8,500	$8,343,090

		11,433,139

Kansas – 0.7%
Lenexa KS Hlth Care Fac (Lakeview Village, Inc.) 5.50%, 5/15/39	4,525	4,619,889
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax)
Series 2010B
Zero Coupon, 6/01/21	8,825	5,954,757

		10,574,646

Kentucky – 1.5%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 5.25%, 8/15/46	2,000	2,231,400
Kentucky Econ Dev Fin Auth (Masonic Homes of Kentucky) 5.375%, 11/15/42	7,765	8,001,366
5.50%, 11/15/45	2,350	2,418,432
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) Series 2010A
6.00%, 6/01/30	3,540	4,168,138
6.375%, 6/01/40	2,900	3,472,866
Louisville & Jefferson Cnty KY (Norton Healthcare)
5.25%, 10/01/36	2,000	2,122,800

		22,415,002

Louisiana – 2.0%
Jefferson Parish LA Hosp Svc Dist #2 (East Jefferson General Hospital) 6.375%, 7/01/41	4,360	5,101,156
Louisiana Gas and Fuels Tax XLCA 5.00%, 5/01/26 (Pre-refunded/ETM)(a)	10,000	11,348,600
Louisiana Loc Govt Envrn Fac & CDA (Woman’s Hospital Foundation)
Series 2010A 5.625%, 10/01/30	1,200	1,407,024
5.875%, 10/01/40	4,200	4,948,062
6.00%, 10/01/44	1,740	2,055,358
St John Baptist Parish LA (Marathon Oil Corp.) Series 2007A 5.125%, 6/01/37	4,800	5,122,080

		29,982,280

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	43

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maine – 0.2%
Maine Hlth & Hgr Ed Fac Auth (Mainegeneral Medical Center) 6.75%, 7/01/41	$3,000	$3,632,220

Maryland – 0.8%
Anne Arundel Cnty MD Spl Oblig (National Business Park North) 6.10%, 7/01/40	1,000	1,090,720
Maryland Hlth & Hgr Ed Fac Auth (Univ of Maryland Med Sys) Series 2013A 5.00%, 7/01/43	9,730	10,641,506

		11,732,226

Massachusetts – 2.1%
Massachusetts Dev Fin Agy (Covanta Energy Corp.) 5.25%, 11/01/42	1,950	2,019,342
Massachusetts Dev Fin Agy (Merrimack College) Series 2012A 5.25%, 7/01/42	7,975	8,700,964
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2012A 5.00%, 8/15/23-8/15/24(a)	17,340	21,687,295

		32,407,601

Michigan – 2.7%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/30-5/01/31(e)	4,015	4,563,373
Detroit MI Swr Disp Series A
5.25%, 7/01/39	7,100	7,797,575
Detroit MI Wtr Supply Sys Series 2011C 5.25%, 7/01/27	5,000	5,475,000
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/46	1,000	1,056,310
Michigan Hosp Fin Auth (Presbyterian Villages of Michigan) 5.50%, 11/15/35	1,750	1,759,642
Michigan Strategic Fund (Evangelical Homes of Michigan Hall)
5.50%, 6/01/47	1,750	1,764,840

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. MI Series 2007A
6.00%, 6/01/48	$14,360	$13,427,749
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) NPFGC-RE
5.00%, 12/01/27	4,630	4,998,548

		40,843,037

Minnesota – 0.8%
Cottage Grove MN Sr Hsg (PHS Cottage Grove, Inc.)
Series 2006A
6.00%, 12/01/46	1,760	1,782,299
Duluth MN EDA (St Lukes Hlth Sys)
5.75%, 6/15/32	2,170	2,328,931
6.00%, 6/15/39	4,000	4,338,520
St. Louis Park MN Hlth Care Facs (Park Nicollet Health Svcs)
Series 2009 5.75%, 7/01/39	3,000	3,379,890

		11,829,640

Missouri – 0.2%
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs)
5.50%, 2/01/42	1,520	1,648,835
6.00%, 2/01/41	1,750	1,976,030

		3,624,865

Nebraska – 1.0%
Central Plains Energy Proj Gas (Goldman Sachs Group, Inc.)
5.00%, 9/01/42	11,675	12,585,300
5.25%, 9/01/37	2,500	2,774,050

		15,359,350

Nevada – 0.5%
Reno NV Hosp (Renown Regl Med Ctr)
Series 2007A 5.25%, 6/01/41	7,870	8,218,405

New Hampshire – 0.3%
New Hampshire Hlth & Ed Fac Auth (Southern New Hampshire Univ.)
5.00%, 1/01/42	4,585	4,886,464

New Jersey – 3.6%
Burlington Cnty NJ Brdg Commn (The Evergreens)
5.625%, 1/01/38	3,500	3,617,600

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	45

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey EDA (Continental Airlines)
5.25%, 9/15/29	$8,835	$9,274,806
7.00%, 11/15/30	5,455	5,474,256
Series 1999 4.875%, 9/15/19	2,000	2,055,500
New Jersey EDA (Umm Energy Partners LLC)
Series 2012A 5.125%, 6/15/43	7,515	8,101,621
New Jersey Hlth Care Fac Fin Auth (Holy Name Hospital)
5.00%, 7/01/25	5,240	5,828,504
New Jersey Hlth Care Fac Fin Auth (St Joseph Health Sys)
6.625%, 7/01/38	1,500	1,729,440
New Jersey Hlth Care Fac Fin Auth (Trinitas Regional Medical Center)
Series 2007A
5.25%, 7/01/30	2,000	2,134,340
Tobacco Settlement Fin Corp. NJ
Series 2007 1A
4.75%, 6/01/34	3,000	2,636,070
5.00%, 6/01/41	15,590	13,811,805

		54,663,942

New Mexico – 0.6%
New Mexico Hosp Equip Loan Coun (Gerald Champion Regl Med Ctr)
5.50%, 7/01/42	8,155	8,445,073

New York – 9.8%
Build NYC Resource Corp. (YMCA of Grtr New York)
5.00%, 8/01/42	1,700	1,887,068
Liberty NY Dev Corp. (Goldman Sachs Group, Inc.)
5.25%, 10/01/35	6,445	7,672,386
Metropolitan Trnsp Auth NY
Series 2011D
5.00%, 11/15/25	2,500	2,950,225
Series 2012E
5.00%, 11/15/42	5,565	6,193,678
Series 2013A
5.00%, 11/15/43	7,130	7,964,281
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax)
5.00%, 12/30/99(a)	10,740	12,513,496

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Monroe Cnty NY IDC (Rochester General Hospital)
Series 2013A
5.00%, 12/01/42	$3,715	$4,123,539
Nassau Cnty NY IDA (Amsterdam at Harborside)
Series 2007A
5.875%, 1/01/18	1,820	1,276,785
6.50%, 1/01/27	1,865	1,098,802
6.70%, 1/01/43	2,190	1,311,657
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth)
5.00%, 7/01/37	4,700	5,091,040
New York NY GO
5.125%, 12/01/27(a)	7,340	8,519,905
New York NY IDA (American Airlines, Inc.)
7.75%, 8/01/31	2,000	2,301,100
8.00%, 8/01/28	5,550	6,383,221
Series 2005
7.50%, 8/01/16	1,110	1,172,937
New York NY Transitional Fin Auth
5.00%, 2/01/26(a)	10,000	11,983,400
New York St Dormitory Auth (New York St Pers Income Tax)
Series 2012A
5.00%, 12/15/29-12/15/30(a)	21,120	25,268,026
New York St Liberty Dev Corp. (7 World Trade Ctr Proj)
5.00%, 3/15/44	1,900	2,077,669
New York St Thruway Auth
Series 2012A
5.00%, 4/01/29(a)	10	11,228,335
Newburgh NY GO
Series 2012A
5.25%, 6/15/27	1,010	1,080,902
Series A
5.625%, 6/15/34	1,235	1,318,844
Niagara NY Dev Corp. (Covanta Energy Corp.)
5.25%, 11/01/42	8,250	8,570,595
Orange Cnty NY Funding Corp. (The Hamlet at Wallkill)
6.50%, 1/01/46	6,375	6,383,351
Port Authority of NY & NJ (Delta Airlines, Inc.)
6.00%, 12/01/42	2,285	2,683,870
Suffolk Cnty NY IDA (New York Institute of Technology)
5.00%, 3/01/26	50	51,520

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	47

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.)
5.25%, 9/15/16	$1,250	$1,035,975
6.00%, 9/15/27	2,000	1,406,060
Series A
6.00%, 9/15/37	3,000	2,109,540
Yonkers NY GO
Series 2011A
5.00%, 10/01/17	3,000	3,420,330

		149,078,537

North Carolina – 0.5%
North Carolina Med Care Comm (Galloway Ridge at Fearrington)
6.00%, 1/01/39	1,020	1,086,014
North Carolina Med Care Comm (Pennybyrn at Maryfield)
Series A
6.125%, 10/01/35	6,350	6,440,932

		7,526,946

Ohio – 4.6%
Buckeye OH Tobacco Settlement Fin Auth
Series 2007A-2
5.875%, 6/01/47	22,130	19,611,827
Cleveland OH Arpt Sys
Series 2012A
5.00%, 1/01/29-1/01/30	9,000	10,170,600
Erie Cnty OH Hosp (Firelands Regional Med Ctr)
5.25%, 8/15/46	3,710	3,907,187
Series 2006A
5.00%, 8/15/36	1,290	1,351,907
Franklin Cnty OH Hlth Care Fac (First Community Village)
5.625%, 7/01/47	11,835	11,701,028
Gallia Cnty OH Hosp (Holzer Health Sys)
Series 2012A
8.00%, 7/01/42	5,000	5,799,650
Hamilton Cnty OH Hlth Care (Life Enriching Communities)
5.00%, 1/01/42	1,000	1,046,750
Muskingum Cnty OH Hosp Fac (Genesis Hlth Sys)
5.00%, 2/15/44-2/15/48(f)	9,000	8,983,620
Pinnacle Cmnty Infra Fin Auth (Pinnacle Club of Grove City)
Series 2004A
6.00%, 12/01/22	1,192	1,211,513
6.25%, 12/01/36	3,500	3,542,000

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

S Estrn OH Port Auth Hosp Facs (Memorial Health Sys)
6.00%, 12/01/42	$1,700	$1,884,008

		69,210,090

Oklahoma – 0.7%
Oklahoma Cnty OK Fin Auth (Epworth Village)
Series 2012A
5.125%, 4/01/42	4,000	4,058,400
Oklahoma Dev Fin Auth (Inverness Village)
5.75%, 1/01/27	2,930	3,148,783
6.00%, 1/01/32	3,315	3,576,885

		10,784,068

Oregon – 0.9%
Oregon Dept of Admin Svcs (Oregon Lottery) Series 2011A 5.25%, 4/01/25(a)	7,310	9,088,596
Salem OR Hosp Fac Auth Revenue (Capital Manor, Inc.) 5.625%, 5/15/32	1,000	1,062,890
6.00%, 5/15/42-5/15/47	2,975	3,209,289

		13,360,775

Pennsylvania – 4.3%
Allegheny Cnty PA Hgr Ed Bldg Auth (Chatham Univ) Series 2012A 5.00%, 9/01/35	1,700	1,871,496
Allegheny Cnty PA IDA (United States Steel Corp.) 6.75%, 11/01/24	2,875	3,198,179
Clairton PA Muni Auth Series 2012B 5.00%, 12/01/37-12/01/42	8,525	8,950,893
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 5.25%, 1/01/32-1/01/41	2,650	2,743,450
6.125%, 1/01/45	4,170	4,571,071
Montgomery Cnty PA IDA (Philadelphia Presbyterian Homes, Inc.) 6.50%, 12/01/25	4,000	4,793,840
Norristown PA Area SD COP 5.00%, 4/01/32	3,900	4,082,520
North Eastern PA Hosp & ED Auth (Wilkes Univ) Series 2012A 5.25%, 3/01/42	2,135	2,302,064

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	49

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Econ Dev Fin Auth (Amtrak) Series 2012A 5.00%, 11/01/41	$8,620	$9,345,028
Pennsylvania St 5.00%, 11/15/29(a)	10,000	11,969,800
Philadelphia Hosp & Hgr Ed Fac Auth (Temple Univ Hlth Sys) Series 2012A 5.625%, 7/01/42	4,730	5,125,570
Philadelphia PA Arpt (Philadelphia Intl Airport) Series 2011A 5.00%, 6/15/25	5,000	5,665,450

		64,619,361

Puerto Rico – 1.6%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/25	3,000	3,093,630
Series 2010ZZ 5.25%, 7/01/23	2,455	2,558,871
Series 2012A 5.00%, 7/01/42	2,740	2,622,372
Puerto Rico GO Series 2012A 5.00%, 7/01/41	3,820	3,610,396
5.50%, 7/01/39	6,515	6,556,370
Puerto Rico Ind Med & Envrn Poll Ctl Fac (Ana G Mendez University Sys) 5.375%, 4/01/42	1,665	1,692,606
Puerto Rico Pub Fin Corp. Series B 6.00%, 8/01/26	1,620	1,699,202
Puerto Rico Sales Tax Fin Corp. Series 2011A 5.25%, 8/01/43	3,000	3,132,330

		24,965,777

Rhode Island – 0.6%
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46	4,500	5,380,650
Tobacco Settlement Fin Corp. RI (Rhode Island Tobacco Asset Sec) 6.25%, 6/01/42	3,160	3,234,702

		8,615,352

South Carolina – 0.7%
South Carolina St Public Svc Auth AMBAC Series 2007A 5.00%, 1/01/32(a)	10,000	11,098,600

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Dakota – 0.1%
Sioux Falls SD Hlth Fac (Dow Rummel Village) 5.00%, 11/15/26	$1,020	$1,028,843

Tennessee – 1.3%
Johnson City TN Hlth & Ed (Mountain States Health Alliance Auxiliar) 5.00%, 8/15/42	3,805	4,121,995
5.50%, 7/01/36	6,815	7,233,850
Shelby Cnty TN Hlth ED & Hsg Fac Brd (The Village of Germantown) 5.00%, 12/01/32	2,200	2,213,222
5.25%, 12/01/42	4,100	4,136,695
5.375%, 12/01/47	1,700	1,719,584

		19,425,346

Texas – 9.9%
Austin TX Convention Ctr Enterprise Series 2006B 6.00%, 1/01/20(b)	1,195	1,320,117
Brazos River TX Hbr Nav Dist (Dow Chemical Co.) Series 2008A 5.95%, 5/15/33	5,000	5,767,800
Central TX Regl Mobility Auth
6.00%, 1/01/41	5,600	6,508,880
Series 2013A
5.00%, 1/01/43(f)	3,250	3,505,450
Clifton TX Hgr ED Fac Auth (Idea Public Schools)
5.00%, 8/15/32	4,000	4,375,600
Clifton TX Hgr Ed Fac Auth (Idea Public Schools)
5.00%, 8/15/42	2,470	2,651,891
5.75%, 8/15/41	1,000	1,136,640
Dallas Fort Worth TX Intl Arpt
Series 2012F
5.00%, 11/01/35	10,000	10,668,700
Gregg Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys)
Series 2012C
5.00%, 7/01/42	2,855	3,040,461
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys)
5.25%, 7/01/28	3,800	4,215,302
Houston TX Arpt Sys
Series 2012A
5.00%, 7/01/32	1,815	2,002,762

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	51

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Houston TX Util Sys
Series 20124081
5.00%, 11/15/28(a)	$9,600	$11,474,688
Love Field Arpt Modernization Corp. TX (Southwest Airlines Co.)
5.00%, 11/01/28	900	985,410
5.25%, 11/01/40	3,500	3,811,605
North Texas Ed Fin Corp. (Uplift Education)
Series A
5.125%, 12/01/42	9,860	10,759,922
Red River TX Hlth Facs Dev Corp. (Wichita Falls Retirement Fndtn)
5.125%, 1/01/41	4,360	4,419,034
Sanger TX Indl Dev (German Pellets Gmbh)
Series 2012B
8.00%, 7/01/38	9,400	10,052,078
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living)
5.25%, 11/15/16	750	791,213
5.50%, 11/15/22	4,000	4,214,240
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj)
8.125%, 11/15/44	3,000	3,399,240
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way)
8.00%, 11/15/28	2,000	2,268,920
Series 2009A
8.25%, 11/15/44	2,600	2,972,580
Texas MUN Gas ACQ & Supply Corp. III (Macquarie Group Ltd.)
5.00%, 12/15/31	5,650	6,073,750
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project)
7.00%, 6/30/40	7,450	9,119,694
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project)
6.875%, 12/31/39	6,450	7,758,511
Texas Trnsp Comm (Central Texas Turnpike)
Series 2012A
5.00%, 8/15/41	4,600	5,013,126
Travis Cnty TX Cult ED Fac Fin Corp. (Wayside Schools)
Series 2012A
5.00%, 8/15/27	500	498,445
5.25%, 8/15/42	2,375	2,384,310

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Travis Cnty TX Hlth Fac (Longhorn Village)
Series A
7.00%, 1/01/32	$8,000	$8,454,560
Tyler TX Hlth Fac Dev Corp. (East Texas Medical Center)
5.375%, 11/01/37	1,500	1,587,240
Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth)
5.00%, 7/01/33	2,400	2,547,720
Series 2007B
5.00%, 7/01/37	3,520	3,725,427
Viridian Mun Mgmt Dist TX
9.00%, 12/01/37	3,000	3,435,960

		150,941,276

Utah – 0.9%
Timber Lakes UT Wtr Spl Svc Dist
8.125%, 6/15/31	4,000	4,474,080
Utah St Charter Sch Fin Auth (Early Light Academy)
8.50%, 7/15/46	2,000	2,318,880
Utah St Charter Sch Fin Auth (Hawthorn Academy)
8.25%, 7/15/46	2,000	2,264,540
Utah St Charter Sch Fin Auth (North Star Academy)
Series 2010A
7.00%, 7/15/45	1,840	2,090,994
Utah St Charter Sch Fin Auth (Vista at Entrada Sch of Performing Arts)
6.30%, 7/15/32	850	913,096
6.55%, 7/15/42	1,890	2,030,181

		14,091,771

Vermont – 0.2%
Vermont EDA (Wake Robin Corp. Proj)
5.40%, 5/01/33	3,100	3,288,015

Virginia – 7.2%
Albemarle Cnty VA EDA (Westminster-Cantebury of The Blue Ridge)
5.00%, 1/01/42	1,000	1,019,130
Chesapeake Trnsp Sys Toll Road (Chesapeake VA Toll Road) Series 2012A 5.00%, 7/15/47	4,600	4,853,000
Chesterfield Cnty VA EDA (Brandermill Woods) 5.125%, 1/01/43	1,970	2,007,804

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	53

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fairfax Cnty VA EDA (Vinson Hall) Series 2013A 5.00%, 12/01/42-12/01/47	$6,520	$6,660,615
Hanover Cnty VA EDA (Covenant Woods) Series 2012A 5.00%, 7/01/42-7/01/47	5,970	5,911,999
Mosaic Dist VA CDA Series 2011A 6.875%, 3/01/36	2,915	3,352,746
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	23,310	19,618,861
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/24(a)	9,200	11,428,884
Virginia Commonwealth Transp Brd Tr 5.00%, 5/15/26(a)	8,275	9,965,748
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 1/01/40	15,975	16,426,294
Virginia Small Business Fin Auth (Elizabeth River Crossing LLC) 5.50%, 1/01/42	15,020	16,336,353
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/23(a)	9,000	11,254,950

		108,836,384

Washington – 4.8%
Seattle WA Mun Light & Pwr 5.00%, 2/01/26(a)	7,500	8,928,750
Washington St GO 5.00%, 7/01/24-7/01/25(a)	15,000	18,095,650
Washington St HFC (Mirabella Proj) 6.75%, 10/01/47	16,850	17,465,699
Washington St HFC (Riverview Retirement Community) 5.00%, 1/01/48	5,315	5,322,707
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	12,500	12,576,074
Washington St Hgr Ed Fac Auth (Whitworth Univ) 5.25%, 10/01/46	3,250	3,539,185

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington ST Hlth Care Facs Auth (Kadlec Regl Med Ctr) 5.00%, 12/01/42	$7,115	$7,365,590

		73,293,655

West Virginia – 0.2%
West Virginia Hosp Fin Auth (Thomas Health Sys) 6.50%, 10/01/38	2,445	2,549,817

Wisconsin – 0.9%
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(b)	435	492,411
Univ of Wisconsin Hosp & Clinic Auth Series 2013A 5.00%, 4/01/38	10,050	11,329,968
Wisconsin Hlth & Ed Fac Auth (Wheaton Franciscan Hlthcare Sys) 5.25%, 8/15/24	1,490	1,629,673

		13,452,052

Total Municipal Obligations (cost $1,517,686,450)		1,630,892,978

	Notional Amount (000)
OPTIONS PURCHASED - PUTS – 0.3%
Swaptions – 0.3%
IRS USD RTP Swaption 3 Month USD - LIBOR Expiration: Feb 2014, Exercise Rate: 3.165% (g)	28,500	1,028,002
IRS USD RTP Swaption 3 Month USD - LIBOR Expiration: May 2014, Exercise Rate: 3.162% (g)	32,500	1,435,980
IRS USD RTP Swaption 3 Month USD - LIBOR Expiration: Jul 2014, Exercise Rate: 3.11% (g)	33,000	1,806,874

Total Options Purchased - Puts (cost $6,906,494)		4,270,856

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	55

High Income Municipal Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.09%(h) (cost $22,044,397)	22,044,397	$22,044,397

Total Investments – 109.1% (cost $1,546,637,341)		1,657,208,231
Other assets less liabilities – (9.1)%		(137,850,102)

Net Assets – 100.0%		$1,519,358,129

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$15,000	12/02/24	3.013%		SIFMA *	$(2,166,931)
JPMorgan Chase Bank, NA	8,500	7/09/25	SIFMA	*	3.167%	1,336,324
Morgan Stanley Capital Services LLC	2,500	3/17/22	SIFMA	*	3.073%	376,951
Morgan Stanley Capital Services LLC	3,000	6/11/22	SIFMA	*	2.965%	426,978

						$(26,678)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
JPMorgan Chase Bank, NA:
CDX-NAHY Series 18 5 Year Index, 6/20/17*	5.00%	2.86%	$9,900	$855,937	$(477,006)	$1,332,943

*	Termination date

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, the aggregate market value of these securities amounted to $10,929,321 or 0.7% of net assets.
(c)	Illiquid security.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $352,519.
(f)	When-Issued or delayed delivery security.
(g)	Non-income producing security.
(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2013, the Fund held 4.9% of net assets in insured bonds (of this amount 15.3% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDX-NAHY	– North American High Yield Credit Default Swap Index
CFD	– Community Facilities District
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HFA	– Housing Finance Authority
HFC	– Housing Finance Corporation
IDA	– Industrial Development Authority/Agency
IDB	– Industrial Development Board
IDC	– Industrial Development Corporation
LIBOR	– London Interbank Offered Rates
MFHR	– Multi-Family Housing Revenue
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
RADIAN	– Radian Asset Assurance Inc.
SD	– School District
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	57

High Income Municipal Portfolio—Portfolio of Investments

CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.8%
Long-Term Municipal Bonds – 100.8%
California – 93.5%
Acalanes CA UHSD GO
AGM Series 05B
5.25%, 8/01/24	$5,000	$5,504,500
Alameda Corridor Trnsp Auth CA
Series 2013A
5.00%, 10/01/28	3,750	4,431,038
Banning CA Util Auth Wtr
NPFGC-RE Series 05
5.25%, 11/01/30	8,405	9,167,922
Bay Area Toll Auth CA
5.00%, 4/01/31	3,320	3,881,014
Series 2009F1
5.25%, 4/01/27	7,500	9,066,225
Series 2010S-2
5.00%, 10/01/30	2,350	2,702,265
Beaumont CA Fing Auth
AMBAC Series C
5.00%, 9/01/26	3,305	3,368,192
Butte-Glenn CCD CA GO
NPFGC Series 05B
5.00%, 8/01/25	3,620	3,932,080
California Dept Wtr Res Cen Vy
5.00%, 12/01/24	5,000	5,946,800
Series 2008AE
5.00%, 12/01/27	2,680	3,144,096
Series 2009AF
5.00%, 12/01/29	2,225	2,628,415
California Econ Recovery (California Econ Rec Spl Tax)
Series 2009A
5.25%, 7/01/21	5,725	6,980,034
California Ed Fac Auth (Univ of The Pacific)
5.00%, 11/01/20-11/01/21	1,990	2,140,133
5.25%, 5/01/34	1,000	1,046,860
Series 2012A
5.00%, 11/01/26-11/01/30	2,150	2,444,341
California GO
5.00%, 8/01/22-2/01/32	23,430	26,584,212
5.25%, 8/01/13 (Pre-refunded/ETM)	250	253,120
5.25%, 2/01/24-4/01/30	7,390	7,417,504
5.30%, 4/01/29	5	5,199

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Hlth Fac Fin Auth (Catholic Healthcare West)
Series G
5.50%, 7/01/25	$3,180	$3,687,560
California Hlth Fac Fin Auth (Cottage Healthcare Sys)
NPFGC Series 2003B
5.00%, 11/01/23	2,500	2,535,975
California Mun Fin Auth (UTS Bioenergy LLC)
7.50%, 12/01/32	2,745	2,938,001
California Poll Cntl Fin Auth (Poseidon Resources LP)
5.00%, 7/01/37	11,550	12,105,439
California Poll Cntl Fin Auth (Tracy Material Recovery)
ACA Series 99A
5.70%, 8/01/14	1,590	1,590,922
California Pub Wks Brd
Series 2004A
5.50%, 6/01/14 (Pre-refunded/ETM)	3,500	3,699,605
Series 2004A
5.50%, 6/01/14 (Pre-refunded/ETM)	3,290	3,477,629
California Pub Wks Brd (CA Lease Richmond Lab)
XLCA Series 2005B
5.00%, 11/01/30	4,270	4,535,124
California Pub Wks Brd (Univ of California Lease)
Series 05C
5.00%, 4/01/23	3,130	3,373,827
Series 2004F
5.00%, 11/01/26	8,065	8,559,707
California Statewide CDA MFHR (Highland Creek Apts)
Series 01K
5.40%, 4/01/34	5,510	5,541,903
California Statewide CDA MFHR (Santa Paula Village Apts)
Series 1998D
5.43%, 5/01/28	1,810	1,811,575
Capistrano CA USD GO
AGM Series 01B
Zero Coupon, 8/01/25	8,000	4,826,400

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	59

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chino CA Redev Agy Tax Alloc (Chino CA Redev Proj Area B)
AMBAC Series 01B
5.25%, 9/01/30	$3,310	$3,310,596
City of Encinitas
5.00%, 9/01/26-9/01/29	2,800	3,178,624
Clovis CA USD GO
Series 2012A
5.00%, 8/01/30	3,230	3,680,843
Coachella Valley CA USD COP
AMBAC
5.00%, 9/01/23	2,500	2,587,275
Corona CA CFD #97-2 (Corona CA CFD #97-2 Eagle Glen)
Series 98
5.875%, 9/01/23	5,250	5,277,878
E CA Mun Wtr Dist CFD #2001-01A
Series 02
6.40%, 9/01/32	3,335	3,348,140
East Palo Alto CA Pub Fin Auth (Univ Circle Gateway/101 Proj)
RADIAN Series 05A
5.00%, 10/01/25	5,070	5,139,814
Fontana CA USD GO
5.00%, 8/01/27	3,195	3,701,823
Fullerton CA Redev Agy
RADIAN 5.00%, 4/01/21	3,250	3,476,948
Irvine CA Pub Fac Auth Assmt Series 2012A 3.25%, 9/02/19	1,220	1,249,475
4.00%, 9/02/22	1,355	1,397,804
4.25%, 9/02/24	1,530	1,578,792
Kaweah Delta CA Hlthcare NPFGC Series 04 5.25%, 8/01/25-8/01/26	3,780	3,967,479
La Verne CA CFD #88-1 Series 98 5.875%, 3/01/14	795	802,576
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/28-11/01/30	11,485	12,908,215
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	8,340	9,883,651
Series 2010A 5.00%, 5/15/25	8,915	10,616,428
Series A 5.00%, 5/15/27	3,560	4,213,865

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Dept W&P Pwr AMBAC 5.00%, 7/01/24	$5,250	$6,011,302
AMBAC Series 2006A-2 5.00%, 7/01/31	5,000	5,513,750
Los Angeles CA Harbor Dept 5.00%, 8/01/26	21,450	25,416,748
Los Angeles CA MFHR (Park Plaza West Apts) 5.50%, 1/20/43	5,000	5,009,850
Los Angeles CA USD COP 5.00%, 10/01/29	4,855	5,476,003
Series 2012B 5.00%, 10/01/28	4,365	4,953,446
Los Angeles CA USD GO Series 2010KRY 5.25%, 7/01/25(a)	8,000	9,744,320
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/25	1,260	1,511,194
Mount Diablo CA USD GO Series 2012B-2 5.00%, 7/01/27	3,200	3,822,368
Murrieta Vly CA USD GO AGM Series 05B 5.125%, 9/01/29	1,500	1,597,920
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 5.875%, 3/01/32	1,580	1,745,442
6.00%, 3/01/36	1,125	1,275,581
AMBAC Series 05 5.00%, 3/01/26	1,900	1,992,891
RADIAN Series 04
5.00%, 3/01/24	3,060	3,069,639
Oakland CA USD GO NPFGC-RE 5.00%, 8/01/22	8,975	9,479,485
Ontario CA COP NPFGC Series 04 5.25%, 7/01/21	1,700	1,768,850
Orange Cnty CA COP AMBAC 6.00%, 6/01/19 (Pre-refunded/ETM)	765	908,162
Palm Springs CA COP Series 91B Zero Coupon, 4/15/21 (Pre-refunded/ETM)(b)	37,500	32,418,375

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	61

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Palmdale CA Wtr Dist NPFGC-RE Series 04 5.00%, 10/01/24	$1,775	$1,802,708
Palo Alto CA Univ AVE AD 5.00%, 9/02/25-9/02/30	3,290	3,691,064
Placentia-Yorba Lnda CA USD GO NPFGC-RE Series 06 5.00%, 10/01/27	4,200	4,414,872
Port of Oakland CA Series 2012P 5.00%, 5/01/28-5/01/31	18,125	20,310,315
Poway CA USD CFD #6 5.00%, 9/01/26	975	1,107,103
Redding CA Elec Sys COP NPFGC Series 92A 12.114%, 7/01/22 (Pre-refunded/ETM)(c)	1,145	1,677,196
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 5.75%, 9/01/24-9/01/25	1,985	2,291,925
6.00%, 9/01/30	1,395	1,617,642
Riverside CA CCD GO NPFGC Series C 5.00%, 8/01/25	1,720	1,980,391
Rocklin CA USD CFD #1 NPFGC Series 04 5.00%, 9/01/25	1,000	1,006,410
Sacramento Cnty CA Hsg Auth MFHR (Cottage Estates Apts) Series 00B 6.00%, 2/01/33	5,075	5,074,492
Sacramento Cnty CA Hsg Auth MFHR (Verandas Apts) Series 00H 5.70%, 3/01/34	2,875	2,892,911
Sacramento Regl Transit Dist CA 5.00%, 3/01/36-3/01/42	6,250	6,811,450
San Bernardino Cnty CA CFD #2002-1 Series 02-1 5.90%, 9/01/33	4,750	4,824,005
San Bernardino Cnty CA COP Series 2009 5.25%, 8/01/26	1,635	1,766,536
San Diego CA Pub Fac Fin Auth (San Diego CA Lease) 5.25%, 3/01/25	15,000	17,300,700

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego CA USD GO NPFGC Series 04E-1 5.00%, 7/01/23-7/01/24	$3,240	$3,440,353
San Diego Cnty CA Wtr Auth
Series 2004A
5.00%, 5/01/15 (Pre-refunded/ETM)	3,135	3,427,778
5.00%, 5/01/27	365	391,130
Series 2011B
5.00%, 5/01/29-5/01/30	16,115	18,879,185
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport)
Series 2010A
4.90%, 5/01/29	2,200	2,517,548
Series 2012A
5.00%, 5/01/27-5/01/28	7,000	8,002,400
AGM Series 00A
6.125%, 1/01/27	1,480	1,484,410
San Francisco City/Cnty CA Pub Util Wtr
Series 2009B
5.00%, 11/01/27	4,705	5,535,574
Series 2011A
5.00%, 11/01/27	12,000	14,303,400
San Francisco City/Cnty CA Redev CFD #6 (Mission Bay South Public Imp)
5.00%, 8/01/29	1,310	1,413,477
San Joaquin Hls Trnsp Corr CA Series 93
Zero Coupon, 1/01/20 (Pre-refunded/ETM)	20,000	18,189,000
Zero Coupon, 1/01/21 (Pre-refunded/ETM)	20,000	17,689,800
Zero Coupon, 1/01/23 (Pre-refunded/ETM)	25,000	20,714,750
San Joaquin Hls Trnsp Corr CA (San Joaquin Hills Toll Road CA)
NPFGC Series A
Zero Coupon, 1/15/36	22,415	6,327,754
San Jose CA Hotel Tax
6.125%, 5/01/31	5,000	6,024,450
San Juan CA USD GO
Series 2012B
5.00%, 8/01/28	7,395	8,724,917
Santa Ana CA USD GO
Series 2008A
5.25%, 8/01/28	5,400	6,165,396
Santa Clara CA Elec Series 2011A 5.00%, 7/01/30	1,810	2,075,889
South Gate CA PFA (South Gate CA Tax Alloc) XLCA Series 02 5.125%, 9/01/24	1,800	1,810,314

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	63

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Southern CA Pub Pwr Auth 5.00%, 7/01/23	$3,200	$3,794,176
Southwestern CA CCD GO NPFGC Series 05
5.00%, 8/01/24	1,000	1,105,960
Stockton CA PFA (Stockton CA Redev Projs) RADIAN Series 06A 5.00%, 9/01/17	2,285	2,182,106
Tejon Ranch CA Pub Fac Fin CFD #1
5.25%, 9/01/26-9/01/28	2,375	2,534,576
5.50%, 9/01/30-9/01/33	2,135	2,259,905
Torrance CA COP (Torrance CA COP Pub Impt) AMBAC Series 05B 5.00%, 6/01/24	3,365	3,465,479
Turlock CA IRR Dist 5.50%, 1/01/41	8,705	10,048,965
Univ of California Series K 5.00%, 5/15/21	4,550	5,001,860
West Contra Costa CA Hlth Dist AMBAC Series 04 5.375%, 7/01/21-7/01/24	4,720	4,867,086

		622,310,527

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,300	1,183,312

Illinois – 0.2%
Illinois Railsplitter Tobacco Set Auth
6.00%, 6/01/28	890	1,078,822

Nevada – 0.4%
Henderson NV LID # T-14 AGM Series A 5.00%, 3/01/22	2,410	2,551,901

Puerto Rico – 5.7%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series A 5.00%, 7/01/17	10,730	11,167,998
Puerto Rico GO 5.25%, 7/01/23	3,000	3,021,480

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	$500	$525,250
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	295	313,252
Puerto Rico Sales Tax Fin Corp.
Series 2009A
5.50%, 8/01/19 (Pre-refunded/ETM)	175	223,650
5.50%, 8/01/28	20,825	22,642,606

		37,894,236

Texas – 0.8%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	3,050	3,733,566
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project)
6.875%, 12/31/39	1,525	1,834,377

		5,567,943

Total Municipal Obligations (cost $600,414,621)		670,586,741

	Shares
SHORT-TERM INVESTMENTS – 0.0%
Investment Companies – 0.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(d) (cost $198,328)	198,328	198,328

Total Investments – 100.8% (cost $600,612,949)		670,785,069
Other assets less liabilities – (0.8)%		(5,103,312)

Net Assets – 100.0%		$665,681,757

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	65

California Portfolio—Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$6,500	1/25/26	SIFMA	*	4.108%		$1,713,920
Merrill Lynch Capital Services, Inc.	2,800	10/01/16	SIFMA	*	4.148%		369,933
Merrill Lynch Capital Services, Inc.	3,100	10/21/16	SIFMA	*	4.129%		406,610
Merrill Lynch Capital Services, Inc.	14,500	7/30/26	4.090%		SIFMA	*	(3,970,998)
Merrill Lynch Capital Services, Inc.	10,200	8/09/26	4.063%		SIFMA	*	(2,750,574)
Merrill Lynch Capital Services, Inc.	15,000	11/15/26	4.378%		SIFMA	*	(4,637,506)

							$(8,868,615)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $12,597,348.

(c)	Variable rate coupon, rate shown as of April 30, 2013.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2013, the Fund held 19.8% of net assets in insured bonds (of this amount 2.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AD – Assessment District

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDA – Community Development Authority

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

HFA – Housing Finance Authority

LID – Local Improvement District

MFHR – Multi-Family Housing Revenue

MTA – Metropolitan Transportation Authority

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFA – Public Finance Authority

RADIAN – Radian Asset Assurance Inc.

UHSD – Unified/Union High School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 98.5%
New York – 90.2%
Albany Cnty NY Arpt Auth AGM 5.00%, 12/15/25-12/15/26	$4,540	$5,205,764
Albany NY IDA (St. Peter’s Hosp) Series A 5.75%, 11/15/22	795	914,274
Build NYC Resource Corp. (YMCA of Grtr New York) 5.00%, 8/01/32	1,000	1,116,710
Dutchess Cnty NY IDA (Bard College) 5.00%, 8/01/19-8/01/21	1,450	1,616,614
East Rochester NY Hsg Auth (St. John’s Meadows Proj) Series 2010A 5.00%, 4/20/27	2,550	2,903,379
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2010A 5.00%, 5/15/22-5/15/23	9,965	11,854,077
Series 2011C
5.00%, 12/01/28	7,260	8,524,692
Erie Cnty NY GO NPFGC Series 05A 5.00%, 12/01/15 (Pre-refunded/ETM)	4,990	5,587,652
Glen Cove NY IDA
Series 92B
Zero Coupon, 10/15/19 (Pre-refunded/ETM)	11,745	10,831,004
Hempstead NY Local Dev Corp. (Hofstra Univ)
5.00%, 7/01/28	650	735,417
Long Island Pwr Auth NY Series 2012B 5.00%, 9/01/27	2,500	2,919,600
NPFGC-RE Series 06A
5.00%, 12/01/19-12/01/24	8,300	9,114,357
Madison Cnty NY Cap Res (Colgate Univ) Series 2013A 4.50%, 7/01/39	5,515	6,127,496
5.00%, 7/01/32-7/01/33	3,265	3,871,098
Metropolitan Trnsp Auth NY
Series 2011D
5.00%, 11/15/29	4,300	4,946,677
Series 2012C
5.00%, 11/15/31	6,000	6,902,580

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	67

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012D-1
5.00%, 11/01/28	$2,480	$2,893,838
Series 2012E
5.00%, 11/15/31	2,625	3,019,879
Series 2012F
5.00%, 11/15/30	5,000	5,801,250
Series 2012H
5.00%, 11/15/30-11/15/42	10,425	11,829,442
NPFGC
5.00%, 11/15/16 (Pre-refunded/ETM)	6,890	7,982,409
5.00%, 11/15/16 (Pre-refunded/ETM)	5,000	5,792,750
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/29	6,600	7,843,902
Monroe Cnty NY IDA MFHR (Southview Towers Apts) Series 00 6.25%, 2/01/31	1,130	1,131,978
Monroe Cnty NY IDC (Rochester General Hospital) Series 2013A 5.00%, 12/01/42	6,610	7,336,902
Montgomery Cnty NY IDA (New York St Boces Prog) XLCA Series 05A 5.00%, 7/01/24	1,000	1,015,050
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27	2,120	1,249,040
Nassau Cnty NY Local Econ Asst Corp. (South Nassau Communities Hosp) 5.00%, 7/01/31-7/01/37	4,195	4,681,569
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth) 5.00%, 7/01/32-7/01/42	5,435	5,979,931
New York Conv Ctr Dev Corp. (New York Hotel Unit Fee)
AMBAC Series 05
5.00%, 11/15/30	10,000	10,827,800
New York NY GO 5.00%, 1/01/21	5,000	5,736,600
Series 2004E
5.00%, 11/01/21	2,790	2,968,476
Series 2004G
5.00%, 12/01/23	1,705	1,818,434

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2004I
5.00%, 8/01/14 (Pre-refunded/ETM)	$50	$52,917
5.00%, 8/01/21	11,350	11,969,596
Series 2005J
5.00%, 3/01/24	1,830	1,967,433
Series 2012I
5.00%, 8/01/30	3,900	4,615,338
XLCA Series 04I
5.00%, 8/01/18	10,000	10,576,900
New York NY HDC MFHR (New York NY HDC) Series 02A 5.50%, 11/01/34	10	10,040
NPFGC-RE Series 05P6-A 5.00%, 7/01/19	10,000	10,712,500
New York NY IDA (Lycee Francais) Series 02C 6.80%, 6/01/28	2,500	2,532,175
New York NY IDA (Spence School) 5.20%, 7/01/34	3,155	3,160,269
New York NY Mun Wtr Fin Auth 5.00%, 6/15/27	15,110	18,014,142
Series CC 2008 5.125%, 6/15/30	10,300	11,922,971
New York NY TFA Bldg Aid NPFGC-RE 5.00%, 7/15/21	7,000	8,014,510
New York NY Trnsl Fin Auth Series 2005A-1 5.00%, 11/01/24	5,000	5,500,600
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/31	9,675	10,912,626
New York NY Trst for Cult Res (Wildlife Conservation Society) Series 2013A 5.00%, 8/01/33	17,860	21,320,018
New York St Dormitory Auth 5.75%, 7/01/18 (Pre-refunded/ETM)	5,165	6,461,002
Series 04A 5.25%, 7/01/14 (Pre-refunded/ETM)	575	608,310
New York St Dormitory Auth (Cabrini Westchester) 5.10%, 2/15/26	1,850	2,087,503
New York St Dormitory Auth (Cornell Univ) 5.00%, 7/01/25	2,465	2,950,013

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	69

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series B 5.00%, 7/01/27	$4,925	$5,859,026
Series C 5.00%, 7/01/29	2,000	2,356,040
New York St Dormitory Auth (Eger Hlth and Rehab Ctr) Series 00 6.10%, 8/01/37	1,625	1,631,922
New York St Dormitory Auth (Leake and Watts Svcs) NPFGC Series 04 5.00%, 7/01/22-7/01/23	3,275	3,373,285
New York St Dormitory Auth (Manhattan College) RADIAN Series 2007A 5.00%, 7/01/27	2,445	2,568,350
New York St Dormitory Auth (Montefiore Medical Center) NPFGC-RE Series 04 5.00%, 8/01/23	1,860	1,974,948
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/26	6,795	7,782,381
New York St Dormitory Auth (New York St Boces Prog) AGM Series 04 5.00%, 8/15/23	3,175	3,323,971
New York St Dormitory Auth (New York St Lease Suny) 5.00%, 5/15/29	6,350	7,463,663
Series 2012A 5.00%, 5/15/27	2,700	3,211,515
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/27-6/15/31	7,350	8,671,132
New York St Dormitory Auth (New York Univ) Series 2008A 5.00%, 7/01/29	4,220	4,896,171
Series 2012A 5.00%, 7/01/31-7/01/32	9,955	11,748,791
NPFGC-RE Series 04A 5.00%, 7/01/24	2,240	2,338,874
New York St Dormitory Auth (North Shore – LIJ Hospital) 5.00%, 5/01/22	1,405	1,553,508

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (NYU Hosp Center) Series 07A 5.00%, 7/01/22	$1,200	$1,345,572
Series 2007B 5.25%, 7/01/24	650	708,513
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,240	1,438,549
New York St Dormitory Auth (Ozanam Hall Queens Nursing) 5.00%, 11/01/21	1,000	1,003,270
New York St Dormitory Auth (Rochester Inst of Technology) 5.00%, 7/01/23-7/01/42	7,810	9,150,184
New York St Dormitory Auth (SS Joachim & Anne Residence) Series 02 5.25%, 7/01/27	1,000	1,000,190
New York St Dormitory Auth (St Johns Univ) Series 2012A 5.00%, 7/01/26-7/01/28	6,950	8,181,783
New York St Dormitory Auth (State Univ of New York) 5.00%, 7/01/27-7/01/35	12,360	14,152,260
Series 2011A 5.00%, 7/01/28	6,690	7,831,381
Series 2012A 5.00%, 7/01/31-7/01/32	3,140	3,686,008
New York St Dormitory Auth (Teachers College at Columbia Univ) 5.00%, 7/01/34	2,535	2,903,412
Series 2012A 5.00%, 7/01/31	1,200	1,384,716
New York St Dormitory Auth (Univ of Rochester) Series 04A 5.25%, 7/01/23-7/01/24	1,250	1,311,126
New York St Dormitory Auth (Westchester Cnty NY Lease Court) Series 06A 5.00%, 8/01/17	9,510	10,806,308
New York St Dormitory Auth Rev Nonst Sup Dept (Rockefeller Univ) Series B 5.00%, 7/01/33	3,000	3,553,920

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	71

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Energy Res & Dev Auth (Long Island Lighting Co.) Series 95A 5.30%, 8/01/25	$7,500	$7,507,875
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/29	2,000	2,368,440
New York St Liberty Dev Corp. (4 World Trade Ctr Proj) 5.00%, 11/15/31	2,225	2,538,035
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(a)(b)	792	8
New York St Mortgage Agy SFMR (New York St Mortgage Agy) Series 01-31A 5.30%, 10/01/31	8,050	8,055,957
New York St Pwr Auth Series 2007C 5.00%, 11/15/19-11/15/21	3,680	4,307,305
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/26-3/15/27	11,000	12,979,010
Series 2010A 5.00%, 3/15/28	5,000	6,018,800
AMBAC Series 04A 5.00%, 3/15/24	5,000	5,288,350
New York St Thruway Auth (New York St Thruway Auth Ded Tax) AMBAC Series 05B 5.00%, 4/01/21	7,500	8,288,700
NPFGC-RE Series 05B 5.00%, 4/01/17	12,750	14,142,810
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/31	11,000	12,657,590
Newburgh NY GO 5.25%, 6/15/28	1,065	1,131,509
5.50%, 6/15/32	1,320	1,404,546
Niagara Frontier Trnsp Auth NY (Buffalo Niagara Intl Airport) NPFGC 5.625%, 4/01/29	2,500	2,501,850
Niagara NY Dev Corp. (Covanta Energy Corp.) 5.25%, 11/01/42	3,455	3,589,261

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Onondaga Cnty NY IDA (Anheuser-Busch Cos., Inc.) Series 99 6.25%, 12/01/34	$2,000	$2,003,960
Onondaga Cnty NY IDA (Bristol - Myers Squibb) 5.75%, 3/01/24	4,000	5,151,680
Onondaga Cnty NY Trst for Cultural Res (Syracuse Univ) 5.00%, 12/01/28-12/01/29	2,135	2,472,847
Orange Cnty NY Funding Corp. (Mount St. Mary College) Series 2012A 5.00%, 7/01/37	1,320	1,463,062
Port Authority of NY & NJ 5.00%, 7/15/31	18,000	20,742,660
Port Authority of NY & NJ (JFK International Air Terminal LLC) NPFGC Series 97-6 5.75%, 12/01/22	6,820	6,837,937
Rensselaer Cnty NY IDA (Rensselaer Polytechnic Institute.) Series 2006 5.00%, 3/01/26	7,505	7,948,470
Sachem NY CSD GO 5.00%, 10/15/21-10/15/22	5,415	5,965,186
Seneca Cnty NY IDA (New York Chiropractic College) 5.00%, 10/01/27	925	989,426
St Lawrence Cnty NY IDA (St Lawrence Univ) 5.00%, 7/01/43	5,210	5,946,642
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/28	5,990	6,893,412
Suffolk Cnty NY EDC (Peconic Landing at Southold) 5.875%, 12/01/30	2,340	2,642,234
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	1,150	1,184,972
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/16 (Pre-refunded/ETM)	6,715	7,779,663
5.00%, 11/15/26	10,000	11,530,000
Series 2012A 5.00%, 11/15/27-11/15/32	13,045	15,616,767
Series 2013A 5.00%, 11/15/28	2,700	3,213,837

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	73

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Troy Res Corp. (Rensselaer Polytechnic Institute.) Series 2010A 5.00%, 9/01/30	$3,000	$3,391,950
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 6.00%, 9/15/27	1,175	826,060
Westchester Cnty Hlth Care Corp. NY Series 2010B 6.00%, 11/01/30	1,000	1,186,730
Westchester Cnty NY Local Dev Corp. (Kendal on Hudson) 5.00%, 1/01/34	1,800	1,968,642
Yonkers NY IDA (Malotz Skilled Nursing Fac) NPFGC Series 99 5.65%, 2/01/39	700	702,695

		650,919,151

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	915	832,870
Goodyear AZ IDA (Litchfield Park Svc Co.) Series 01 6.75%, 10/01/31	1,000	1,000,790

		1,833,660

Florida – 1.1%
Crossings at Fleming Is CDD FL Series 2000C 7.10%, 5/01/30(b)	5,485	4,886,477
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	610	622,664
Marshall Creek CDD FL 6.625%, 5/01/32(b)	875	756,971
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,940	1,959,186

		8,225,298

Georgia – 0.1%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	536,330

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.1%
Guam Wtrworks Auth Series 05 6.00%, 7/01/25	$500	$521,740

Illinois – 0.3%
Illinois Railsplitter Tobacco Set Auth 6.00%, 6/01/28	785	951,546
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	1,236	1,276,343

		2,227,889

North Carolina – 0.1%
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series A 6.125%, 10/01/35	1,000	1,014,320

Ohio – 0.1%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25(b)	1,200	975,612

Puerto Rico – 5.4%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	2,085	2,133,559
5.375%, 7/01/24	5,225	5,394,290
Series 08WW 5.375%, 7/01/23	405	420,191
Puerto Rico GO 5.25%, 7/01/23	1,600	1,611,456
Series 01A 5.50%, 7/01/19	915	984,586
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	525,250
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/20	1,795	1,818,981
5.125%, 12/01/27	1,495	1,587,496
Puerto Rico HFC SFMR (Puerto Rico HFC) Series 01A 5.20%, 12/01/33	1,390	1,395,449

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	75

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Ind Med & Envrn Poll Ctl Fac (Ana G Mendez University Sys) 5.125%, 4/01/32	$1,000	$1,001,020
Puerto Rico Mun Fin Agy Series 05A 5.25%, 8/01/23	935	939,834
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/19 (Pre-refunded/ETM)	125	159,750
5.50%, 8/01/28	14,875	16,173,290
Univ of Puerto Rico 5.00%, 6/01/22	255	255,495
Series 06Q 5.00%, 6/01/20	4,225	4,284,953

		38,685,600

Texas – 0.9%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	2,700	3,305,124
7.50%, 6/30/32	1,225	1,542,557
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,350	1,623,874

		6,471,555

Virginia – 0.0%
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	100	101,113

Total Municipal Obligations (cost $667,510,546)		$711,512,268

	Shares
SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $452,137)	452,137	452,137

Total Investments – 98.6% (cost $667,962,683)		711,964,405
Other assets less liabilities – 1.4%		9,834,779

Net Assets – 100.0%		$721,799,184

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$2,200	1/25/26	SIFMA	*	4.108%	$580,096
Merrill Lynch Capital Services, Inc.	3,100	10/01/16	SIFMA	*	4.148%	409,569

						$989,665

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2013, the Fund held 17.5% of net assets in insured bonds (of this amount 15.3% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

CSD – Central/Community School District

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IDC – Industrial Development Corporation

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	77

New York Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2013 (unaudited)

	National		High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,094,674,180 and $1,524,592,944, respectively)	$1,166,718,865		$1,635,163,834
Affiliated issuers (cost $1,907,697 and $22,044,397, respectively)(a)	1,907,697		22,044,397
Interest and dividends receivable	18,364,195		26,713,923
Receivable for investment securities sold	17,793,201		75,000
Receivable for capital stock sold	1,649,602		11,230,547
Unrealized appreciation on interest rate swap contracts	826,337		2,140,253
Unrealized appreciation on credit default swap contracts	– 0	–	1,332,943

Total assets	1,207,259,897		1,698,700,897

Liabilities
Payable for investment securities purchased	13,996,217		12,802,837
Payable for floating rate notes issued(b)	9,200,000		154,980,000
Payable for capital stock redeemed	3,160,554		4,058,610
Dividends payable	684,384		1,351,593
Advisory fee payable	396,813		492,811
Distribution fee payable	344,410		388,003
Transfer Agent fee payable	16,664		2,442
Administrative fee payable	14,274		14,433
Collateral received from broker	– 0	–	2,255,943
Unrealized depreciation on interest rate swap contracts	– 0	–	2,166,931
Premium received on credit default swap contracts	– 0	–	477,006
Accrued expenses	102,050		352,159

Total liabilities	27,915,366		179,342,768

Net Assets	$1,179,344,531		$1,519,358,129

Composition of Net Assets
Capital stock, at par	$111,042		$130,781
Additional paid-in capital	1,105,109,157		1,405,617,995
Distributions in excess of net investment income	(478,918)		(114,088)
Accumulated net realized gain on investment transactions	1,732,228		1,846,286
Net unrealized appreciation on investments	72,871,022		111,877,155

	$1,179,344,531		$1,519,358,129

See notes to financial statements.

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$784,762,651	73,878,322	$10.62	*

Class B	$4,524,344	426,506	$10.61

Class C	$177,995,157	16,774,255	$10.61

Advisor Class	$212,062,379	19,963,387	$10.62

High Income Municipal Portfolio

Class A	$735,773,439	63,313,779	$11.62	*

Class C	$261,186,921	22,485,861	$11.62

Advisor Class	$522,397,769	44,980,974	$11.61

(a)	Includes investment of cash collateral of $2,255,943 received from broker for OTC derivatives for the High Income Municipal Portfolio.

(b)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

*	The maximum offering price per share for Class A of National Portfolio and High Income Municipal Portfolio was $10.95 and $11.98, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	79

Statement of Assets & Liabilities

	California	New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $600,414,621 and $667,510,546, respectively)	$670,586,741	$711,512,268
Affiliated issuers (cost $198,328 and $452,137, respectively)	198,328	452,137
Interest and dividends receivable	8,059,564	10,326,593
Unrealized appreciation on interest rate swap contracts	2,490,463	989,665
Receivable for investment securities sold	1,078,519	170,000
Receivable for capital stock sold	1,042,830	937,625

Total assets	683,456,445	724,388,288

Liabilities
Unrealized depreciation on interest rate swap contracts	11,359,078	– 0	–
Payable for floating rate notes issued(a)	4,445,000	– 0	–
Payable for capital stock redeemed	918,488	1,791,904
Dividends payable	493,499	210,360
Advisory fee payable	226,474	247,651
Distribution fee payable	216,404	239,804
Administrative fee payable	14,532	14,619
Transfer Agent fee payable	9,146	8,003
Accrued expenses	92,067	76,763

Total liabilities	17,774,688	2,589,104

Net Assets	$665,681,757	$721,799,184

Composition of Net Assets
Capital stock, at par	$57,821	$69,510
Additional paid-in capital	600,809,188	675,743,087
Undistributed/(distributions in excess of) net investment income	138,560	(513,426)
Accumulated net realized gain on investment transactions	3,372,683	1,508,626
Net unrealized appreciation on investments	61,303,505	44,991,387

	$665,681,757	$721,799,184

See notes to financial statements.

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$520,310,677	45,191,777	$11.51	*

Class B	$1,477,214	128,328	$11.51

Class C	$105,557,570	9,170,626	$11.51

Advisor Class	$38,336,296	3,329,858	$11.51

New York Portfolio

Class A	$580,452,168	55,892,545	$10.39	*

Class B	$8,035,437	774,687	$10.37

Class C	$109,792,561	10,578,620	$10.38

Advisor Class	$23,519,018	2,264,077	$10.39

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

*	The maximum offering price per share for Class A of California Portfolio and New York Portfolio was $11.87 and $10.71, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	81

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (unaudited)

	National	High Income Municipal
Investment Income
Interest	$23,682,423	$37,235,554
Dividends—Affiliated issuers	13,814	6,930

Total income	23,696,237	37,242,484

Expenses
Advisory fee (see Note B)	2,596,208	3,449,239
Distribution fee—Class A	1,161,417	1,007,602
Distribution fee—Class B	25,009	– 0	–
Distribution fee—Class C	875,370	1,185,982
Transfer agency—Class A	160,138	110,856
Transfer agency—Class B	1,215	– 0	–
Transfer agency—Class C	36,983	39,382
Transfer agency—Advisor Class	41,270	77,369
Custodian	105,964	110,619
Registration fees	67,463	111,664
Printing	29,326	14,072
Audit	22,354	22,567
Administrative	19,946	19,345
Legal	15,228	15,210
Directors’ fees	7,161	7,077
Miscellaneous	15,064	11,726

Total expenses before interest expense	5,180,116	6,182,710
Interest expense	37,627	619,667

Total expenses	5,217,743	6,802,377
Less: expenses waived and reimbursed by the Adviser (see Note B)	(378,702)	(539,886)

Net expenses	4,839,041	6,262,491

Net investment income	18,857,196	30,979,993

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	1,940,029	5,674,055
Swap contracts	125,781	1,724,022
Net change in unrealized appreciation/depreciation of:
Investments	(1,328,517)	8,415,010
Swap contracts	(89,623)	(89,622)

Net gain on investment transactions	647,670	15,723,465

Net Increase in Net Assets from Operations	$19,504,866	$46,703,458

See notes to financial statements.

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Operations

	California	New York
Investment Income
Interest	$14,774,811	$14,313,826
Dividends—Affiliated issuers	621	4,761

Total income	14,775,432	14,318,587

Expenses
Advisory fee (see Note B)	1,512,207	1,632,971
Distribution fee—Class A	789,796	877,726
Distribution fee—Class B	8,059	44,725
Distribution fee—Class C	532,143	536,584
Transfer agency—Class A	89,208	101,187
Transfer agency—Class B	272	1,727
Transfer agency—Class C	18,484	18,855
Transfer agency—Advisor Class	6,370	4,200
Custodian	85,576	88,058
Audit	22,079	21,646
Administrative	19,496	20,269
Legal	15,200	15,785
Printing	14,492	18,908
Directors’ fees	7,076	7,167
Registration fees	6,778	9,005
Miscellaneous	10,684	19,733

Total expenses before interest expense	3,137,920	3,418,546
Interest expense	39,537	– 0	–

Total expenses	3,177,457	3,418,546
Less: expenses waived and reimbursed by the Adviser (see Note B)	(213,679)	(228,468)

Net expenses	2,963,778	3,190,078

Net investment income	11,811,654	11,128,509

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	3,834,520	1,423,533
Swap contracts	(412,446)	105,850
Net change in unrealized appreciation/depreciation of:
Investments	(2,243,802)	(6,212,080)
Swap contracts	325,776	(79,180)

Net gain (loss) on investment transactions	1,504,048	(4,761,877)

Net Increase in Net Assets from Operations	$13,315,702	$6,366,632

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	83

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	National
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$18,857,196	$36,816,517
Net realized gain on investment transactions	2,065,810	281,001
Net change in unrealized appreciation/depreciation of investments	(1,418,140)	59,852,832

Net increase in net assets from operations	19,504,866	96,950,350
Dividends to Shareholders from
Net investment income
Class A	(12,958,490)	(26,459,796)
Class B	(66,591)	(202,783)
Class C	(2,323,392)	(4,856,287)
Advisor Class	(3,634,404)	(5,443,221)
Capital Stock Transactions
Net increase	60,626,320	174,397,330

Total increase	61,148,309	234,385,593
Net Assets
Beginning of period	1,118,196,222	883,810,629

End of period (including distributions in excess of net investment income of ($478,918) and ($353,237), respectively)	$1,179,344,531	$1,118,196,222

See notes to financial statements.

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	High Income Municipal
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase in Net Assets from Operations
Net investment income	$30,979,993	$42,754,063
Net realized gain on investment transactions	7,398,077	5,683,464
Net change in unrealized appreciation/depreciation of investments	8,325,388	93,637,630

Net increase in net assets from operations	46,703,458	142,075,157
Dividends to Shareholders from
Net investment income
Class A	(15,402,185)	(21,761,506)
Class C	(4,614,188)	(6,149,743)
Advisor Class	(11,510,718)	(16,192,098)
Capital Stock Transactions
Net increase	242,366,516	608,238,214

Total increase	257,542,883	706,210,024
Net Assets
Beginning of period	1,261,815,246	555,605,222

End of period (including distributions in excess of net investment income of ($114,088) and undistributed net investment income of $433,010, respectively)	$1,519,358,129	$1,261,815,246

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	85

Statement of Changes in Net Assets

	California
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,811,654	$25,276,023
Net realized gain on investment transactions	3,422,074	3,297,879
Net change in unrealized appreciation/depreciation of investments	(1,918,026)	35,275,269

Net increase in net assets from operations	13,315,702	63,849,171
Dividends and Distributions to Shareholders from
Net investment income
Class A	(9,069,004)	(19,553,440)
Class B	(22,129)	(73,764)
Class C	(1,461,946)	(3,296,080)
Advisor Class	(702,338)	(1,241,214)
Net realized gain on investment transactions
Class A	(1,288,658)	– 0	–
Class B	(4,121)	– 0	–
Class C	(263,004)	– 0	–
Advisor Class	(86,490)	– 0	–
Capital Stock Transactions
Net decrease	(14,935,359)	(3,898,155)

Total increase (decrease)	(14,517,347)	35,786,518
Net Assets
Beginning of period	680,199,104	644,412,586

End of period (including undistributed net investment income of $138,560 and distributions in excess of net investment income of ($417,677), respectively)	$665,681,757	$680,199,104

See notes to financial statements.

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	New York
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,128,509	$22,219,027
Net realized gain on investment transactions	1,529,383	1,840,618
Net change in unrealized appreciation/depreciation of investments	(6,291,260)	29,484,558

Net increase in net assets from operations	6,366,632	53,544,203
Dividends and Distributions to Shareholders from
Net investment income
Class A	(9,355,041)	(18,647,543)
Class B	(111,933)	(345,159)
Class C	(1,342,030)	(2,624,391)
Advisor Class	(424,946)	(693,127)
Net realized gain on investment transactions
Class A	(962,798)	– 0	–
Class B	(15,796)	– 0	–
Class C	(176,642)	– 0	–
Advisor Class	(41,403)	– 0	–
Capital Stock Transactions
Net increase	8,282,952	90,687,316

Total increase	2,218,995	121,921,299
Net Assets
Beginning of period	719,580,189	597,658,890

End of period (including distributions in excess of net investment income of ($513,426) and ($407,985), respectively)	$721,799,184	$719,580,189

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	87

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio (the “Portfolios”). The California Portfolio II, formerly a series of the Fund, was acquired by the California Portfolio and ceased operations on January 23, 2009. The National II Portfolio, formerly a series of the Fund, was acquired by the National Portfolio and ceased operations on June 26, 2009. The High Income Municipal Portfolio commenced operations on January 26, 2010. Each series is considered to be a separate entity for financial reporting and tax purposes. The National Portfolio, California Portfolio and New York Portfolio offer Class A, Class B, Class C and Advisor Class shares. The High Income Municipal Portfolio offers Class A, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	89

Notes to Financial Statements

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of April 30, 2013:

National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,097,041,550		$69,677,315		$1,166,718,865
Short-Term Investments		1,907,697		– 0	–	– 0	–	1,907,697

Total Investments in Securities		1,907,697		1,097,041,550		69,677,315		1,168,626,562
Other Financial Instruments* :
Assets:
Interest Rate Swap Contracts		– 0	–	826,337		– 0	–	826,337
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$1,907,697		$1,097,867,887		$69,677,315		$1,169,452,899

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	91

Notes to Financial Statements

High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,294,338,320		$336,554,658		$1,630,892,978
Options Purchased – Puts		– 0	–	4,270,856		– 0	–	4,270,856
Short-Term Investments		22,044,397		– 0	–	– 0	–	22,044,397

Total Investments in Securities		22,044,397		1,298,609,176		336,554,658		1,657,208,231
Other Financial Instruments* :
Assets:
Interest Rate Swap Contracts		– 0	–	2,140,253		– 0	–	2,140,253
Credit Default Swap Contracts		– 0	–	1,332,943		– 0	–	1,332,943
Liabilities:
Interest Rate Swap Contracts		– 0	–	(2,166,931)		– 0	–	(2,166,931)

Total^		$22,044,397		$1,299,915,441		$336,554,658		$1,658,514,496

California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$592,172,258		$78,414,483		$670,586,741
Short-Term Investments		198,328		– 0	–	– 0	–	198,328

Total Investments in Securities		198,328		592,172,258		78,414,483		670,785,069
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	2,490,463		– 0	–	2,490,463
Liabilities:
Interest Rate Swap Contracts		– 0	–	(11,359,078)		– 0	–	(11,359,078)

Total^		$198,328		$583,303,643		$78,414,483		$661,916,454

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$688,820,544		$22,691,724		$711,512,268
Short-Term Investments		452,137		– 0	–	– 0	–	452,137

Total Investments in Securities		452,137		688,820,544		22,691,724		711,964,405
Other Financial Instruments* :
Assets:
Interest Rate Swap Contracts		– 0	–	989,665		– 0	–	989,665
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$452,137		$689,810,209		$22,691,724		$712,954,070

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

National Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts			Total
Balance as of 10/31/12	$84,457,509			$915,960		$85,373,469
Accrued discounts/(premiums)	(4,996)			– 0	–	(4,996)
Realized gain (loss)	56,067			– 0	–	56,067
Change in unrealized appreciation/depreciation	(1,220,270)			– 0	–	(1,220,270)
Purchases	– 0	–		– 0	–	– 0	–
Sales	(15,431,791)			– 0	–	(15,431,791)
Transfers in to Level 3	1,820,796			– 0	–	1,820,796
Transfers out of Level 3	– 0	–		(915,960)		(915,960)

Balance as of 4/30/13 +	$69,677,315		$	– 0	–	$69,677,315

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/13*	$(589,516)		$	– 0	–	$(589,516)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	93

Notes to Financial Statements

High Income Municipal Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts			Total
Balance as of 10/31/12	$276,264,249			$(24,042)		$276,240,207
Accrued discounts/(premiums)	55,359			– 0	–	55,359
Realized gain (loss)	2,177,339			– 0	–	2,177,339
Change in unrealized appreciation/depreciation	4,842,544			– 0	–	4,842,544
Purchases	74,074,944			– 0	–	74,074,944
Sales	(20,859,777)			– 0	–	(20,859,777)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		24,042		24,042

Balance as of 4/30/13 +	$336,554,658		$	– 0	–	$336,554,658

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/13*	$6,547,916		$	– 0	–	$6,547,916

California Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts			Total
Balance as of 10/31/12	$38,145,686			$(9,194,391)		$28,951,295
Accrued discounts/(premiums)	674,771			– 0	–	674,771
Realized gain (loss)	130,890			– 0	–	130,890
Change in unrealized appreciation/depreciation	(146,029)			– 0	–	(146,029)
Purchases	2,660,529			– 0	–	2,660,529
Sales	(4,526,200)			– 0	–	(4,526,200)
Transfers in to Level 3 ++	41,474,836			– 0	–	41,474,836
Transfers out of Level 3 +++	– 0	–		9,194,391		9,194,391

Balance as of 4/30/13	$78,414,483		$	– 0	–	$78,414,483

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/13*	$(126,260)		$	– 0	–	$(126,260)

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

New York Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts			Total
Balance as of 10/31/12	$24,344,339			$1,068,845		$25,413,184
Accrued discounts/(premiums)	8,612			– 0	–	8,612
Realized gain (loss)	88,217			– 0	–	88,217
Change in unrealized appreciation/depreciation	(577,029)			– 0	–	(577,029)
Purchases	– 0	–		– 0	–	– 0	–
Sales	(3,128,000)			– 0	–	(3,128,000)
Transfers in to Level 3	1,955,585			– 0	–	1,955,585
Transfers out of Level 3	– 0	–		(1,068,845)		(1,068,845)

Balance as of 4/30/13 +	$22,691,724		$	– 0	–	$22,691,724

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/13*	$(505,048)		$	– 0	–	$(505,048)

+	There were de minimis transfers under 1% of net assets during the reporting period.

++	Transferred out of Level 2 into Level 3 due to lack of external credit rating.

+++	Transferred out of Level 3 into Level 2 due to increase in observable inputs.
*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at April 30, 2013:

National Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average

Long-Term Municipal Bonds	$69,677,315	Third Party Vendor	Evaluated Quotes	$0.00-$123.66/
				$100.54

High Income Municipal Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$336,554,658	Third Party Vendor	Evaluated Quotes	$58.92-$122.03/
				$104.83

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	95

Notes to Financial Statements

California Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$78,414,483	Third Party Vendor	Evaluated Quotes	$86.45-$107.15/
				$ 96.00

New York Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$22,691,724	Third Party Vendor	Evaluated Quotes	$0.00-$106.18/
				$ 94.33

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	97

Notes to Financial Statements

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
National	.45%	.40%	.35%
High Income Municipal	.50%	.45%	.40%
California	.45%	.40%	.35%
New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Caps”) as follows:

	Effective February 1, 2013(a)
Portfolio	Class A	Class B	Class C	Advisor Class(b)
National	.80%	1.50%	1.50%	.50%
California	.80%	1.50%	1.50%	.50%
New York	.80%	1.50%	1.50%	.50%

	Effective January 26, 2010(c)
Portfolio	Class A	Class C	Advisor Class
High Income Municipal	.80%	1.50%	.50%

This contractual agreement extends through January 13, 2014 for all Portfolios and may be extended by the Adviser for additional one year terms.

(a)	Prior to February 1, 2013, the Expense Caps were .75%, 1.45, 1.45% and .45% for Class A, Class B, Class C and Advisor Class, respecttively.

(b)	Commenced distributions on August 6, 2008.

(c)	Commenced operations on January 26, 2010.

For the six months ended April 30, 2013, such reimbursements amounted to $378,702, $539,886, $213,679 and $228,468 for National, High Income Municipal, California and New York Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the six months ended April 30, 2013, the reimbursement for such services amounted to $19,946, $19,345 $19,496 and $20,269 for National, High Income Municipal, California and New York Portfolios, respectively.

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $100,730; High Income Municipal Portfolio, $55,755; California Portfolio, $43,453 and New York Portfolio, $49,803 for the six months ended April 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the six months ended April 30, 2013 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A		Class B	Class C
National	$2,801	$18,420		$654	$8,838
High Income Municipal	6,337	47,053		NA	27,880
California	284	– 0	–	21	6,341
New York	52	23,439		1,132	7,614

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2013 is as follows:

Portfolio	Market Value October 31, 2012 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2013 (000)	Dividend Income (000)
National	$10,884		$133,141	$142,117	$1,908	$14
High Income Municipal	– 0	–	178,433	156,389	22,044	7
California	– 0	–	18,058	17,860	198	1
New York	3,643		52,286	55,477	452	5

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	99

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
National	$3,415,294	$6,028,776
High Income Municipal	NA	1,335,943
California	6,831,342	6,836,150
New York	6,026,867	3,886,149

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment and U.S. government securities (excluding short-term investments) for the six months ended April 30, 2013, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
National	$139,641,719	$	– 0	–	$83,773,970	$	– 0	–
High Income Municipal	295,807,554		– 0	–	97,618,560		– 0	–
California	68,998,920		– 0	–	106,911,786		– 0	–
New York	101,074,088		– 0	–	86,973,590		– 0	–

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
National	$77,382,173	$(5,384,216)	$72,044,685
High Income Municipal	116,400,490	(5,829,600)	110,570,890
California	73,250,129	(11,636,737)	70,172,120
New York	47,622,420	(3,620,698)	44,001,722

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	101

Notes to Financial Statements

received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

For the six months ended April 30, 2013, the Portfolios had no transactions in written options.

During the six months ended April 30, 2013, the High Income Municipal Portfolio held purchased options for hedging purposes.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2013, the National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio held interest rate swap contracts for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	103

Notes to Financial Statements

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended April 30, 2013, the High Income Municipal Portfolio held credit default swap contracts for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. At April 30, 2013, the High Income Municipal Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $9,900,00, with net unrealized appreciation of $1,332,943, and terms of less than 5 years, as reflected in the portfolio of investments.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2013, the National, High Income Municipal and New York Portfolios did not have OTC derivatives with contingent features in net liability positions. As of April 30, 2013, the California Portfolio had OTC derivatives with contingent features in net liability positions in the amount of

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

$10,582,535. The fair value of assets pledged as collateral by the Portfolio for such derivatives was $10,728,567 If a trigger event had occurred at April 30, 2013, for those derivatives in a net liability position, no additional amounts would be required to be posted by the Portfolio.

At April 30, 2013, the Portfolios had entered into the following derivatives:

National Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$826,337

Total		$826,337

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$125,781	$(89,623)

Total		$125,781	$(89,623)

High Income Municipal Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Investments in securities, at value	$4,270,856

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	2,140,253	Unrealized depreciation on interest rate swap contracts	$2,166,931

Credit contracts	Unrealized appreciation on credit default swap contracts	1,332,943

Total		$7,744,052		$2,166,931

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	105

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$	– 0	–	$(2,635,638)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts		(7,088)		(2,636)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts		1,731,110		(86,986)

Total			$1,724,022		$(2,725,260)

California Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$2,490,463	Unrealized depreciation on interest rate swap contracts	$11,359,078

Total		$2,490,463		$11,359,078

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(412,446)	$325,776

Total		$(412,446)	$325,776

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

New York Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$989,665

Total		$989,665

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$105,850	$(79,180)

Total		$105,850	$(79,180)

The following tables represent the volume of the Portfolios’ derivative transactions during the six months ended April 30, 2013:

National Portfolio
Interest Rate Swap Contracts:
Average notional amount	$6,300,000

High Income Municipal Portfolio
Purchased Options:
Average monthly cost	$5,031,281	(a)

Interest Rate Swap Contracts:
Average notional amount	$29,000,000

Credit Default Swap Contracts:
Average notional amount of sale contracts	$18,128,571

(a)	Positions were open for four months during the period.

California Portfolio
Interest Rate Swap Contracts:
Average notional amount	$52,100,000

New York Portfolio
Interest Rate Swap Contracts:
Average notional amount	$5,300,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	107

Notes to Financial Statements

NOTE E

Capital Stock

The Fund has allocated 18,100,000,000 of authorized shares to the National Portfolio of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares; 9,100,000,000 of authorized shares to the High Income Municipal Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B (not currently offered) and Class C shares and 100,000,000 is allocated to Advisor Class shares; 18,050,000,000 of authorized shares to the California Portfolio, of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares and 9,050,000,000 of authorized shares to the New York Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	National Portfolio
	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Class A
Shares sold	10,610,277	17,456,505	$113,017,990	$180,792,892

Shares issued in reinvestment of dividends	712,421	1,416,959	7,564,982	14,666,363

Shares converted from Class B	54,434	192,375	578,029	1,994,689

Shares redeemed	(8,571,282)	(12,386,292)	(91,070,910)	(127,545,262)

Net increase	2,805,850	6,679,547	$30,090,091	$69,908,682

Class B
Shares sold	24,014	42,570	$257,861	$442,900

Shares issued in reinvestment of dividends	3,600	11,041	38,186	113,815

Shares converted to Class A	(54,508)	(192,706)	(578,029)	(1,994,689)

Shares redeemed	(53,111)	(91,146)	(563,118)	(945,075)

Net decrease	(80,005)	(230,241)	$(845,100)	$(2,383,049)

Class C
Shares sold	1,531,623	3,949,628	$16,273,136	$40,975,140

Shares issued in reinvestment of dividends	137,199	290,622	1,455,538	3,004,431

Shares redeemed	(1,139,380)	(2,079,396)	(12,096,692)	(21,497,492)

Net increase	529,442	2,160,854	$5,631,982	$22,482,079

Advisor Class
Shares sold	5,775,363	10,170,141	$61,461,202	$105,803,449

Shares issued in reinvestment of dividends	244,481	367,722	2,596,251	3,816,296

Shares redeemed	(3,609,894)	(2,436,761)	(38,308,106)	(25,230,127)

Net increase	2,409,950	8,101,102	$25,749,347	$84,389,618

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	High Income Municipal Portfolio
	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Class A
Shares sold	21,905,108	35,560,262	$254,305,671	$389,173,156

Shares issued in reinvestment of dividends	848,439	1,100,309	9,839,046	12,081,247

Shares redeemed	(12,892,221)	(10,565,947)	(149,374,636)	(115,359,687)

Net increase	9,861,326	26,094,624	$114,770,081	$285,894,716

Class C
Shares sold	5,530,189	11,346,764	$64,186,908	$124,402,381

Shares issued in reinvestment of dividends	251,002	317,577	2,909,305	3,486,152

Shares redeemed	(1,808,772)	(1,666,915)	(20,969,980)	(18,306,091)

Net increase	3,972,419	9,997,426	$46,126,233	$109,582,442

Advisor Class
Shares sold	18,573,633	23,511,024	$215,421,916	$257,175,070

Shares issued in reinvestment of dividends	581,108	908,832	6,734,713	9,973,060

Shares redeemed	(12,127,942)	(4,958,879)	(140,686,427)	(54,387,074)

Net increase	7,026,799	19,460,977	$81,470,202	$212,761,056

	California Portfolio
	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Class A
Shares sold	2,539,245	3,888,237	$29,208,433	$43,839,107

Shares issued in reinvestment of dividends and distributions	488,988	855,340	5,637,904	9,631,121

Shares converted from Class B	24,174	87,089	279,327	986,980

Shares redeemed	(4,191,033)	(5,714,590)	(48,184,663)	(64,374,982)

Net decrease	(1,138,626)	(883,924)	$(13,058,999)	$(9,917,774)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	109

Notes to Financial Statements

	California Portfolio
	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Class B
Shares sold	538	1,851	$6,191	$20,923

Shares issued in reinvestment of dividends and distributions	1,926	4,969	22,193	55,797

Shares converted to Class A	(24,181)	(87,099)	(279,327)	(986,980)

Shares redeemed	(6,739)	(27,987)	(77,398)	(316,842)

Net decrease	(28,456)	(108,266)	$(328,341)	$(1,227,102)

Class C
Shares sold	393,582	749,858	$4,554,105	$8,432,578

Shares issued in reinvestment of dividends and distributions	93,231	161,259	1,074,370	1,815,127

Shares redeemed	(690,715)	(1,371,015)	(7,943,969)	(15,440,941)

Net decrease	(203,902)	(459,898)	$(2,315,494)	$(5,193,236)

Advisor Class
Shares sold	672,642	2,012,481	$7,730,571	$22,724,092

Shares issued in reinvestment of dividends and distributions	44,317	64,057	510,429	722,713

Shares redeemed	(647,151)	(970,091)	(7,473,525)	(11,006,848)

Net increase	69,808	1,106,447	$767,475	$12,439,957

	New York Portfolio
	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Class A
Shares sold	6,299,176	12,810,814	$65,825,988	$131,999,510

Shares issued in reinvestment of dividends and distributions	620,780	1,121,749	6,472,152	11,524,491

Shares converted from Class B	148,574	421,586	1,546,091	4,349,293

Shares redeemed	(6,581,201)	(8,420,695)	(68,386,451)	(86,603,351)

Net increase	487,329	5,933,454	$5,457,780	$61,269,943

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	New York Portfolio
	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Class B
Shares sold	33,535	34,740	$353,527	$357,641

Shares issued in reinvestment of dividends and distributions	8,984	26,469	93,631	271,184

Shares converted to Class A	(148,748)	(422,156)	(1,546,091)	(4,349,293)

Shares redeemed	(43,574)	(134,316)	(453,222)	(1,375,620)

Net decrease	(149,803)	(495,263)	$(1,552,155)	$(5,096,088)

Class C
Shares sold	1,190,923	3,388,245	$12,417,399	$34,875,400

Shares issued in reinvestment of dividends and distributions	108,910	189,433	1,135,228	1,946,431

Shares redeemed	(867,887)	(1,383,693)	(9,015,309)	(14,243,062)

Net increase	431,946	2,193,985	$4,537,318	$22,578,769

Advisor Class
Shares sold	783,725	1,473,104	$8,160,658	$15,146,074

Shares issued in reinvestment of dividends and distributions	31,109	42,915	324,296	442,446

Shares redeemed	(831,954)	(355,154)	(8,644,945)	(3,653,828)

Net increase (decrease)	(17,120)	1,160,865	$(159,991)	$11,934,692

NOTE F

Risks Involved in Investing in the Portfolios

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The New York and California Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	111

Notes to Financial Statements

investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

“inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements for more information about tender option bond transactions.

The Portfolios may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	113

Notes to Financial Statements

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the six months ended April 30, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

National Portfolio	2012	2011
Distributions paid from:
Ordinary income	$392,886	$480,252

Total taxable distributions	392,886	480,252
Tax exempt distributions	36,569,201	37,217,045

Total distributions paid	$36,962,087	$37,697,297

High Income Municipal Portfolio	2012	2011
Distributions paid from:
Ordinary income	$2,344,671	$1,854,474

Total taxable distributions	2,344,671	1,854,474
Tax exempt distributions	41,758,676	25,110,957

Total distributions paid	$44,103,347	$26,965,431

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

California Portfolio	2012	2011
Distributions paid from:
Ordinary income	$489,261	$616,108
Long-term capital gains	125,914	724,574

Total taxable distributions	615,175	1,340,682
Tax exempt distributions	23,549,323	26,703,173

Total distributions paid	$24,164,498	$28,043,855

New York Portfolio	2012	2011
Distributions paid from:
Ordinary income	$233,524	$229,249

Total taxable distributions	233,524	229,249
Tax exempt distributions	22,076,696	22,405,200

Total distributions paid	$22,310,220	$22,634,449

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax- Exempt Income		Undistributed Long-Term Gains			Accumulated Capital and Other Losses(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
National	$686,626		$	– 0	–	$(263,585)		$74,212,375	$74,635,416
High Income Municipal	2,331,151			– 0	–	(4,182,905)		101,871,904	100,020,150
California	– 0	–		1,632,466		– 0	–	63,392,056	65,024,522
New York	215,957			1,184,780		– 0	–	51,261,775	52,662,512

(a)	During the fiscal year ended October 31, 2012, High Income Municipal Portfolio, California Portfolio, and New York Portfolio utilized capital loss carryforwards of $4,990,283, $2,658,003, and $627,355, respectively, to offset current year net realized gains. Additionally, as of October 31, 2012 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps and tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	115

Notes to Financial Statements

As of October 31, 2012, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount			Long-Term Amount	Expiration
National	$	– 0	–	$263,585	No expiration
High Income Municipal		4,182,905		n/a	2019

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the “Fixed Rate Bond” into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At April 30, 2013, the amount of Floating Rate Notes outstanding was $9,200,000, $154,980,000 and $4,445,000 and the related interest rate was 0.24% to 0.30%, 0.24% to 0.30% and 0.24% for National, High Income Municipal and California Portfolios, respectively.

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing.

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	117

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class A
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 10.61		$ 9.97	$ 10.04	$ 9.62		$ 8.90	$ 10.03

Income From Investment Operations
Net investment income(a)(b)	.18		.39	.43	.41		.40	.42
Net realized and unrealized gain (loss) on investment transactions	.01		.65	(.07)	.42		.74	(1.13)

Net increase (decrease) in net asset value from operations	.19		1.04	.36	.83		1.14	(.71)

Less: Dividends
Dividends from net investment income	(.18)		(.40)	(.43)	(.41)		(.42)	(.42)

Net asset value, end of period	$ 10.62		$ 10.61	$ 9.97	$ 10.04		$ 9.62	$ 8.90

Total Return
Total investment return based on net asset value(c)	1.77%		10.57%	3.80%	8.81%		13.11%	(7.32)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$784,763		$754,297	$641,972	$712,033		$642,319	$401,886
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.78	%(e)	.76%	.76%	.76	%(f)	.74%	.68%
Expenses, before waivers/reimbursements(d)	.85	%(e)	.86%	.88%	.87	%(f)	.89%	.91%
Net investment income(a)	3.33	%(e)	3.81%	4.42%	4.16	%(f)	4.47%	4.31%
Portfolio turnover rate	7%		11%	8%	13%		11%	24%

See	footnote summary on pages 133-134.

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class B
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 10.60		$ 9.96	$ 10.02	$ 9.61		$ 8.89	$ 10.02

Income From Investment Operations
Net investment income(a)(b)	.14		.33	.36	.34		.34	.35
Net realized and unrealized gain (loss) on investment transactions	.01		.64	(.06)	.41		.73	(1.13)

Net increase (decrease) in net asset value from operations	.15		.97	.30	.75		1.07	(.78)

Less: Dividends
Dividends from net investment income	(.14)		(.33)	(.36)	(.34)		(.35)	(.35)

Net asset value, end of period	$ 10.61		$ 10.60	$ 9.96	$ 10.02		$ 9.61	$ 8.89

Total Return
Total investment return based on net asset value(c)	1.42%		9.83%	3.19%	7.97%		12.35%	(7.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,524		$5,368	$7,334	$12,640		$19,492	$14,988
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.48	%(e)	1.46%	1.46%	1.46	%(f)	1.44%	1.38%
Expenses, before waivers/reimbursements(d)	1.56	%(e)	1.58%	1.60%	1.60	%(f)	1.61%	1.63%
Net investment income(a)	2.64	%(e)	3.16%	3.74%	3.48	%(f)	3.80%	3.61%
Portfolio turnover rate	7%		11%	8%	13%		11%	24%

See	footnote summary on pages 133-134.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class C
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 10.60		$ 9.96	$ 10.03	$ 9.61		$ 8.89	$ 10.02

Income From Investment Operations
Net investment income(a)(b)	.14		.32	.36	.34		.34	.35
Net realized and unrealized gain (loss) on investment transactions	.01		.64	(.07)	.42		.73	(1.13)

Net increase (decrease) in net asset value from operations	.15		.96	.29	.76		1.07	(.78)

Less: Dividends
Dividends from net investment income	(.14)		(.32)	(.36)	(.34)		(.35)	(.35)

Net asset value, end of period	$ 10.61		$ 10.60	$ 9.96	$ 10.03		$ 9.61	$ 8.89

Total Return
Total investment return based on net asset value(c)	1.42%		9.81%	3.09%	8.07%		12.34%	(7.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$177,995		$172,228	$140,265	$153,200		$131,971	$63,704
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.48	%(e)	1.46%	1.46%	1.46	%(f)	1.44%	1.38%
Expenses, before waivers/reimbursements(d)	1.55	%(e)	1.57%	1.58%	1.58	%(f)	1.60%	1.61%
Net investment income(a)	2.63	%(e)	3.11%	3.72%	3.47	%(f)	3.76%	3.61%
Portfolio turnover rate	7%		11%	8%	13%		11%	24%

See footnote summary on pages 133-134.

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Advisor Class
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,					August 6, 2008(g) to October 31, 2008
			2012	2011	2010		2009

Net asset value, beginning of period	$10.61		$9.97	$10.04	$9.62		$8.90	$9.66

Income From Investment Operations
Net investment income(a)(b)	.19		.42	.46	.44		.42	.09
Net realized and unrealized gain (loss) on investment transactions	.01		.65	(.07)	.42		.74	(.74)

Net increase (decrease) in net asset value from operations	.20		1.07	.39	.86		1.16	(.65)

Less: Dividends
Dividends from net investment income	(.19)		(.43)	(.46)	(.44)		(.44)	(.11)

Net asset value, end of period	$10.62		$10.61	$9.97	$10.04		$9.62	$8.90

Total Return
Total investment return based on net asset value(c)	1.92%		10.91%	4.11%	9.14%		13.45%	(6.79	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$212,063		$186,303	$94,240	$72,609		$39,245	$1,482
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.48	%(e)	.46%	.46%	.46	%(f)	.45%	.38	%(e)
Expenses, before waivers/reimbursements(d)	.55	%(e)	.56%	.58%	.57	%(f)	.57%	.69	%(e)
Net investment income(a)	3.62	%(e)	4.08%	4.70%	4.45	%(f)	4.55%	5.19	%(e)
Portfolio turnover rate	7%		11%	8%	13%		11%	24%

See footnote summary on pages 133-134.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Class A
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,	January 26, 2010(g) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.53	.54	.40
Net realized and unrealized gain (loss) on investment transactions	.14	1.28	(.42)	.71

Net increase in net asset value from operations	.40	1.81	.12	1.11

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.55)	(.56)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.26)	(.55)	(.59)	(.42)

Net asset value, end of period	$ 11.62	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	3.55%	18.08%	1.47%	11.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$735,773	$613,787	$279,661	$240,484
Ratio to average net assets of:
Expenses, net of fee waivers/reimbursements(d)	.89	%(e)	.91%	.92%	.90	%(e)(f)(h)
Expenses, before fee waivers/reimbursements(d)	.97	%(e)	1.00%	1.06%	1.27	%(e)(f)
Net investment income(a)	4.51	%(e)	4.81%	5.51%	5.29	%(e)(f)
Portfolio turnover rate	7%	14%	43%	27%

See footnote summary on pages 133-134.

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Class C
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,	January 26, 2010(g) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.22	.45	.47	.36
Net realized and unrealized gain (loss) on investment transactions	.14	1.28	(.42)	.69

Net increase in net asset value from operations	.36	1.73	.05	1.05

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.47)	(.49)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.22)	(.47)	(.52)	(.36)

Net asset value, end of period	$ 11.62	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	3.19%	17.27%	.76%	10.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$261,187	$212,480	$87,012	$68,911
Ratio to average net assets of:
Expenses, net of fee waivers/reimbursements(d)	1.59	%(e)	1.61%	1.62%	1.59	%(e)(f)(h)
Expenses, before fee waivers/reimbursements(d)	1.67	%(e)	1.71%	1.76%	2.00	%(e)(f)
Net investment income(a)	3.81	%(e)	4.10%	4.81%	4.63	%(e)(f)
Portfolio turnover rate	7%	14%	43%	27%

See footnote summary on pages 133-134.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Advisor Class
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,	January 26, 2010(g) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.28	.56	.57	.43
Net realized and unrealized gain (loss) on investment transactions	.13	1.28	(.42)	.70

Net increase in net asset value from operations	.41	1.84	.15	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.58)	(.59)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.28)	(.58)	(.62)	(.44)

Net asset value, end of period	$ 11.61	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	3.61%	18.44%	1.77%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$522,398	$435,548	$188,932	$100,804
Ratio to average net assets of:
Expenses, net of fee waivers/reimbursements(d)	.59	%(e)	.61%	.62%	.57	%(e)(f)(h)
Expenses, before fee waivers/reimbursements(d)	.67	%(e)	.71%	.76%	1.12	%(e)(f)
Net investment income(a)	4.81	%(e)	5.13%	5.81%	5.56	%(e)(f)
Portfolio turnover rate	7%	14%	43%	27%

See footnote summary on pages 133-134.

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class A
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.51	$ 10.84	$ 10.94	$ 10.51	$ 9.85	$ 10.88
Income From Investment Operations
Net investment income(a)(b)	.21	.44	.46	.46	.47	.46
Net realized and unrealized gain (loss) on investment transactions	.01	.65	(.10)	.42	.64	(1.04)

Net increase (decrease) in net asset value from operations	.22	1.09	.36	.88	1.11	(.58)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.42)	(.45)	(.45)	(.45)	(.45)
Distributions from net realized gain on investment transactions	(.03)	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.42)	(.46)	(.45)	(.45)	(.45)

Net asset value, end of period	$ 11.51	$ 11.51	$ 10.84	$ 10.94	$ 10.51	$ 9.85

Total Return
Total investment return based on net asset value(c)	1.96%	10.19%	3.47%	8.49%	11.56%	(5.52)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$520,311	$533,057	$511,656	$599,027	$610,558	$553,120
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.79	%(e)	.76%	.76%	.75	%(f)	.75%	.77%
Expenses, before waivers/reimbursements(d)	.85	%(e)	.85%	.86%	.85	%(f)	.86%	.85%
Net investment income(a)	3.61	%(e)	3.89%	4.39%	4.30	%(f)	4.61%	4.30%
Portfolio turnover rate	10%	23%	12%	8%	9%	2%

See footnote summary on pages 133-134.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	125

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class B
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.50	$ 10.84	$ 10.94	$ 10.50	$ 9.84	$ 10.87

Income From Investment Operations
Net investment income(a)(b)	.16	.36	.39	.38	.39	.38
Net realized and unrealized gain (loss) on investment transactions	.03	.64	(.11)	.43	.65	(1.03)

Net increase (decrease) in net asset value from operations	.19	1.00	.28	.81	1.04	(.65)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.34)	(.37)	(.37)	(.38)	(.38)
Distributions from net realized gain on investment transactions	(.03)	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.34)	(.38)	(.37)	(.38)	(.38)

Net asset value, end of period	$ 11.51	$ 11.50	$ 10.84	$ 10.94	$ 10.50	$ 9.84

Total Return
Total investment return based on net asset value(c)	1.70%	9.34%	2.75%	7.85%	10.80%	(6.18)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,477	$1,804	$2,872	$5,267	$8,845	$16,413
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.48	%(e)	1.46%	1.46%	1.45	%(f)	1.45%	1.47%
Expenses, before waivers/reimbursements(d)	1.55	%(e)	1.58%	1.58%	1.57	%(f)	1.57%	1.56%
Net investment income(a)	2.91	%(e)	3.21%	3.70%	3.61	%(f)	3.93%	3.57%
Portfolio turnover rate	10%	23%	12%	8%	9%	2%

See footnote summary on pages 133-134.

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class C
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.50	$ 10.83	$ 10.93	$ 10.50	$ 9.84	$ 10.88

Income From Investment Operations
Net investment income(a)(b)	.17	.36	.39	.39	.39	.38
Net realized and unrealized gain (loss) on investment transactions	.02	.65	(.11)	.41	.65	(1.04)

Net increase (decrease) in net asset value from operations	.19	1.01	.28	.80	1.04	(.66)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.34)	(.37)	(.37)	(.38)	(.38)
Distributions from net realized gain on investment transactions	(.03)	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.34)	(.38)	(.37)	(.38)	(.38)

Net asset value, end of period	$ 11.51	$ 11.50	$ 10.83	$ 10.93	$ 10.50	$ 9.84

Total Return
Total investment return based on net asset value(c)	1.70%	9.44%	2.75%	7.75%	10.79%	(6.28)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,558	$107,831	$106,547	$117,354	$118,726	$101,126
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.49	%(e)	1.46%	1.46%	1.45	%(f)	1.45%	1.47%
Expenses, before waivers/reimbursements(d)	1.55	%(e)	1.55%	1.56%	1.55	%(f)	1.56%	1.55%
Net investment income(a)	2.91	%(e)	3.19%	3.69%	3.60	%(f)	3.91%	3.60%
Portfolio turnover rate	10%	23%	12%	8%	9%	2%

See footnote summary on pages 133-134.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	127

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Advisor Class
Six Months Ended April 30, 2013	Year Ended October 31,	August 6, 2008(g) to October 31,
(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.51	$ 10.84	$ 10.94	$ 10.51	$ 9.85	$ 10.51

Income From Investment Operations
Net investment income(a)(b)	.22	.47	.49	.49	.48	.08
Net realized and unrealized gain (loss) on investment transactions	.02	.65	(.10)	.42	.66	(.63)

Net increase (decrease) in net asset value from operations	.24	1.12	.39	.91	1.14	(.55)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.45)	(.48)	(.48)	(.48)	(.11)
Distributions from net realized gain on investment transactions	(.03)	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.45)	(.49)	(.48)	(.48)	(.11)

Net asset value, end of period	$ 11.51	$ 11.51	$ 10.84	$ 10.94	$ 10.51	$ 9.85

Total Return
Total investment return based on net asset value(c)	2.12%	10.53%	3.78%	8.82%	11.89%	(5.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,336	$37,507	$23,338	$13,614	$8,455	$1,735
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.49	%(e)	.46%	.46%	.45	%(f)	.45%	.47	%(d)
Expenses, before waivers/reimbursements(d)	.55	%(e)	.55%	.55%	.55	%(f)	.55%	.55	%(d)
Net investment income(a)	3.91	%(e)	4.16%	4.65%	4.59	%(f)	4.80%	4.98	%(d)
Portfolio turnover rate	10%	23%	12%	8%	9%	2%

See	footnote summary on pages 133-134.

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Portfolio
Class A
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.47	$ 9.97	$ 10.01	$ 9.69	$ 9.01	$ 9.82

Income From Investment Operations
Net investment income(a)(b)	.16	.36	.38	.37	.38	.40
Net realized and unrealized gain (loss) on investment transactions	(.06)	.50	(.04)	.32	.68	(.81)

Net increase (decrease) in net asset value from operations	.10	.86	.34	.69	1.06	(.41)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.36)	(.38)	(.37)	(.38)	(.40)
Distributions from net realized gain on investment transactions	(.02)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.36)	(.38)	(.37)	(.38)	(.40)

Net asset value, end of period	$ 10.39	$ 10.47	$ 9.97	$ 10.01	$ 9.69	$ 9.01

Total Return
Total investment return based on net asset value(c)	.99%	8.76%	3.56%	7.26%	12.03%	(4.31)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$580,452	$579,899	$493,133	$516,566	$444,600	$368,524
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78	%(e)	.75%	.75%	.75	%(f)	.72%	.58%
Expenses, before waivers/reimbursements	.84	%(e)	.85%	.87%	.86	%(f)	.88%	.88%
Net investment income(a)	3.17	%(e)	3.49%	3.90%	3.76	%(f)	4.09%	4.17%
Portfolio turnover rate	12%	14%	7%	5%	2%	10%

See	footnote summary on pages 133-134.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	129

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Portfolio
Class B
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.45	$ 9.96	$ 10.00	$ 9.68	$ 9.00	$ 9.80

Income From Investment Operations
Net investment income(a)(b)	.13	.29	.31	.30	.32	.33
Net realized and unrealized gain (loss) on investment transactions	(.06)	.49	(.04)	.32	.68	(.79)

Net increase (decrease) in net asset value from operations	.07	.78	.27	.62	1.00	(.46)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.29)	(.31)	(.30)	(.32)	(.34)
Distributions from net realized gain on investment transactions	(.02)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.29)	(.31)	(.30)	(.32)	(.34)

Net asset value, end of period	$ 10.37	$ 10.45	$ 9.96	$ 10.00	$ 9.68	$ 9.00

Total Return
Total investment return based on net asset value(c)	.64%	7.92%	2.85%	6.53%	11.28%	(4.88)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,035	$9,664	$14,134	$24,682	$36,520	$46,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48	%(e)	1.45%	1.45%	1.45	%(f)	1.42%	1.28%
Expenses, before waivers/reimbursements	1.54	%(e)	1.57%	1.59%	1.58	%(f)	1.60%	1.60%
Net investment income(a)	2.47	%(e)	2.82%	3.22%	3.08	%(f)	3.43%	3.46%
Portfolio turnover rate	12%	14%	7%	5%	2%	10%

See footnote summary on pages 133-134.

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Portfolio
Class C
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.46	$ 9.96	$ 10.01	$ 9.68	$ 9.01	$ 9.81

Income From Investment Operations
Net investment income(a)(b)	.13	.29	.31	.30	.31	.33
Net realized and unrealized gain (loss) on investment transactions	(.06)	.50	(.05)	.33	.68	(.79)

Net increase (decrease) in net asset value from operations	.07	.79	.26	.63	.99	(.46)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.29)	(.31)	(.30)	(.32)	(.34)
Distributions from net realized gain on investment transactions	(.02)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.29)	(.31)	(.30)	(.32)	(.34)

Net asset value, end of period	$ 10.38	$ 10.46	$ 9.96	$ 10.01	$ 9.68	$ 9.01

Total Return
Total investment return based on net asset value(c)	.64%	8.01%	2.74%	6.62%	11.14%	(4.88)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109,793	$106,135	$79,223	$90,789	$67,718	$49,821
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48	%(e)	1.45%	1.45%	1.45	%(f)	1.42%	1.28%
Expenses, before waivers/reimbursements	1.54	%(e)	1.55%	1.57%	1.56	%(f)	1.58%	1.58%
Net investment income(a)	2.47	%(e)	2.79%	3.20%	3.05	%(f)	3.38%	3.47%
Portfolio turnover rate	12%	14%	7%	5%	2%	10%

See footnote summary on pages 133-134.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	131

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Portfolio
Advisor Class
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,	August 6, 2008(g) to October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.47	$ 9.97	$ 10.01	$ 9.69	$ 9.02	$ 9.60

Income From Investment Operations
Net investment income(a)(b)	.18	.39	.41	.40	.41	.08
Net realized and unrealized gain (loss) on investment transactions	(.06)	.50	(.04)	.32	.67	(.56)

Net increase (decrease) in net asset value from operations	.12	.89	.37	.72	1.08	(.48)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.39)	(.41)	(.40)	(.41)	(.10)
Distributions from net realized gain on investment transactions	(.02)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.39)	(.41)	(.40)	(.41)	(.10)

Net asset value, end of period	$ 10.39	$ 10.47	$ 9.97	$ 10.01	$ 9.69	$ 9.02

Total Return
Total investment return based on net asset value(c)	1.14%	9.09%	3.87%	7.58%	12.25%	(4.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,519	$23,882	$11,169	$13,028	$7,584	$4,868
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.48	%(e)	.45%	.45%	.45	%(f)	.42%	.28	%(e)
Expenses, before waivers/reimbursements	.54	%(e)	.54%	.57%	.55	%(f)	.58%	.49	%(e)
Net investment income(a)	3.46	%(e)	3.77%	4.21%	4.03	%(f)	4.37%	4.95	%(e)
Portfolio turnover rate	12%	14%	7%	5%	2%	10%

See footnote summary on pages 133-134.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

(a)	Net of fees and expenses waived/reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012	2011	2010		2009	2008

National Portfolio
Class A
Net of waivers/reimbursements	.77	%(e)	.75%	.75%	.75	%(f)	.74%	.68%
Before waivers/reimbursements	.84	%(e)	.85%	.87%	.87	%(f)	.89%	.91%
Class B
Net of waivers/reimbursements	1.47	%(e)	1.45%	1.45%	1.45	%(f)	1.44%	1.38%
Before waivers/reimbursements	1.55	%(e)	1.58%	1.59%	1.59	%(f)	1.61%	1.63%
Class C
Net of waivers/reimbursements	1.47	%(e)	1.45%	1.45%	1.45	%(f)	1.44%	1.38%
Before waivers/reimbursements	1.54	%(e)	1.56%	1.57%	1.57	%(f)	1.60%	1.61%
Advisor Class
Net of waivers/reimbursements	.48	%(e)	.45%	.45%	.45	%(f)	.45%	.38	%(e)(i)
Before waivers/reimbursements	.54	%(e)	.55%	.57%	.57	%(f)	.57%	.69	%(e)(i)

High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.80	%(e)	.80%	.80%	.78	%(e)(f)(h)(j)
Before waivers/reimbursements	.88	%(e)	.89%	.94%	1.15	%(e)(f)(j)
Class C
Net of waivers/reimbursements	1.50	%(e)	1.50%	1.50%	1.47	%(e)(f)(h)(j)
Before waivers/reimbursements	1.58	%(e)	1.59%	1.64%	1.87	%(e)(f)(j)
Advisor Class
Net of waivers/reimbursements	.50	%(e)	.50%	.50%	.45	%(e)(f)(h)(j)
Before waivers/reimbursements	.58	%(e)	.59%	.64%	1.00	%(e)(f)(j)

California Portfolio
Class A
Net of waivers/reimbursements	.77	%(e)	.75%	.75%	.75	%(f)	.75%	.77%
Before waivers/reimbursements	.84	%(e)	.84%	.85%	.84	%(f)	.86%	.85%
Class B
Net of waivers/reimbursements	1.47	%(e)	1.45%	1.45%	1.45	%(f)	1.45%	1.47%
Before waivers/reimbursements	1.54	%(e)	1.57%	1.57%	1.56	%(f)	1.57%	1.56%
Class C
Net of waivers/reimbursements	1.47	%(e)	1.45%	1.45%	1.45	%(f)	1.45%	1.47%
Before waivers/reimbursements	1.54	%(e)	1.54%	1.55%	1.55	%(f)	1.56%	1.55%
Advisor Class
Net of waivers/reimbursements	.47	%(e)	.45%	.45%	.45	%(f)	.45%	.47	%(e)(i)
Before waivers/reimbursements	.54	%(e)	.53%	.55%	.54	%(f)	.55%	.55	%(e)(i)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	133

Financial Highlights

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of operations.

(h)	The Adviser agreed to voluntarily reimburse an additional .02%, .03% and .05% of the Portfolio’s Class A, Class C and Advisor Class expenses, respectively.

(i)	For the period August 6, 2008, commencement of operations, to October 31, 2008.

(j)	For the period January 26, 2010, commencement of operations, to October 31, 2010.

See notes to financial statements.

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Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Robert “Guy” B. Davidson III,(2) Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Wayne D. Godlin,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the High Income Municipal Portfolio. Messrs. Brooks, Cohen, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the California, National and New York Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	135

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of each of the following portfolios (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on November 6-8, 2012:

•	California Portfolio

•	National Portfolio

•	New York Portfolio

•	AllianceBernstein High Income Municipal Portfolio

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee for each Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Portfolio and the overall arrangements between each Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Portfolio. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from such Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolios’ other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolios, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolios. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The directors noted that AllianceBernstein High Income Municipal Portfolio (January 2010 inception) was not profitable to the Adviser in 2010. The directors were satisfied that the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	137

Adviser’s level of profitability from its relationship with AllianceBernstein High Income Municipal Portfolio in 2011 and with each other Portfolio in 2010 and 2011 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolios’ shares and transfer agency fees paid by the Portfolios to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Portfolio at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance for Class A shares of each Portfolio as compared with that of a group of funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”) for various periods ended July 31, 2012, and information prepared by the Adviser showing performance of the Class A Shares of each Portfolio as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods, as applicable, ended September 30, 2012 and the period since inception.

California Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 1- and 3-year periods and lagged it in the 5- and 10-year periods and the period since inception. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance in the 1- and 3-year periods, the directors retained confidence in the Adviser’s ability to manage the Portfolio.

National Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1- and 5-year periods, in the 3rd quintile of the Performance

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Group and 2nd quintile of the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 1- and 3-year periods and lagged the Index in the 5- and 10-year periods and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

New York Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period. The Portfolio lagged the Index in all periods. Based on their review, and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors concluded that the Portfolio’s performance was acceptable.

AllianceBernstein High Income Municipal Portfolio

The directors noted that the Portfolio (January 2010 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, and that it outperformed the Index in the 1-year period and the period since inception. Based on their review, including their review of the volatility and risk adjusted returns information provided by the Adviser, the directors concluded that the Portfolio’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid or payable by each Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have an investment style substantially similar to that of a Portfolio. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer, and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolios but which invest in fixed income municipal securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolios relative to institutional clients. The Adviser

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	139

also noted that because mutual funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The expense ratios of the Portfolios reflected fee waivers and/or expense reimbursements as a result of the current undertakings by the Adviser or, in the case of AllianceBernstein High Income Municipal Portfolio, an expense limitation agreement between the Adviser and the Portfolio. In the case of the California, National and New York Portfolios, the information included the pro forma expense ratios for such Portfolios to reflect the Adviser’s modification of the expense cap level of the Class A Shares from 75 basis points to 80 basis points effective February 1, 2013. The directors noted that it was likely that the expense ratios of some of the other funds in each Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

California Portfolio National Portfolio New York Portfolio

The information reviewed by the directors showed that, at each Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median in the case of the California and New York Portfolios, and about the same as the Expense Group median in the case of the National Portfolio. The directors noted that each Portfolio’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. Each Portfolio’s pro forma expense ratio, which reflected the increase in the expense cap level effective on February 1, 2013, was about the same as the Expense Group and the Expense Universe medians. The directors concluded that each Portfolio’s expense ratio and pro forma expense ratio were satisfactory.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

AllianceBernstein High Income Municipal Portfolio

The information reviewed by the directors showed that, at the Portfolio’s current size, its contractual effective advisory fee of 50 basis points was lower than the Expense Group median and that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 2 basis points had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for each Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolios’ shareholders would benefit from a sharing of economies of scale in the event a Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	141

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Municipal Income Fund (the “Fund”) in respect of the following Portfolios (the “Portfolios”):2

California Portfolio

National Portfolio

New York Portfolio

High Income Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1	The information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	California Portfolio National Portfolio New York Portfolio

High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	High Income Municipal Portfolio

The Portfolios’ net assets on September 30, 2012 are set forth below:

Portfolio	September 30, 2012 Net Assets ($MM)
California Portfolio	$683.6
National Portfolio	$1,086.0
New York Portfolio	$695.5
High Income Municipal Portfolio	$1,196.7

The Portfolios’ Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	143

provided to each Portfolio. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
California Portfolio	$62,632	0.01%
National Portfolio	$80,113	0.01%
New York Portfolio	$69,449	0.01%
High Income Municipal Portfolio[6]	$70,347	0.02%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios, annualized for the most recent semi-annual period: 7

The Adviser provided notice to the Directors of its intention to modify the expense limitation undertaking expense levels for California Portfolio, National Portfolio and New York Portfolio to be effective with the Portfolios’ prospectus updates on February 1, 2013. In this regard, the Adviser will raise the cap levels for California Portfolio, National Portfolio and New York Portfolio.

	Expense Cap Pursuant to Expense Limitation Undertaking					Gross Expense Ratio[8]		Fiscal Year End
Fund	Class	Current		Effective 02/01/13
California Portfolio[9]	Advisor Class A Class B Class C	0.45 0.75 1.45 1.45	% % % %	0.50 0.80 1.50 1.50	% % % %	0.54 0.84 1.57 1.55	% % % %	Oct. 31 (ratios as of Apr. 30, 2012)

National Portfolio[10]	Advisor Class A Class B Class C	0.45 0.75 1.45 1.45	% % % %	0.50 0.80 1.50 1.50	% % % %	0.56 0.86 1.58 1.56	% % % %	Oct. 31 (ratios as of Apr. 30, 2012)

New York Portfolio	Advisor Class A Class B Class C	0.45 0.75 1.45 1.45	% % % %	0.50 0.80 1.50 1.50	% % % %	0.55 0.85 1.57 1.55	% % % %	Oct. 31 (ratios as of Apr. 30, 2012)

6	The Adviser waived the amount in its entirety.

7	Semi-annual total expense ratios are unaudited.

8	Annualized.

9	The Portfolio’s expense ratios shown exclude interest expenses of 0.01% for all share classes.

10	The Portfolio’s expense ratios shown exclude interest expenses of 0.01% for all share classes

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The Adviser did not propose any changes to the expense cap levels for the following Portfolio:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[8]		Fiscal Year End
High Income Municipal Portfolio	Advisor Class A Class C	0.50 0.80 1.50	% % %	0.61 0.90 1.61	% % %	October 31 (ratios as of Apr. 30, 2012)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	145

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.11 With respect to the Portfolios, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several of the SCB Fund portfolios have a somewhat similar investment style as certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2012 net assets.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
California Portfolio	Short Duration California Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

California Portfolio	California Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.435%	0.450%

National Portfolio	Diversified Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.496%	0.450%
New York Portfolio	Short Duration New York Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

New York Portfolio	New York Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of each Portfolio’s Lipper Expense Group (“EG”)13 and contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Lipper Exp. Group Median(%)	Rank
California Portfolio	0.450	0.494	2/15
National Portfolio[16]	0.450	0.467	7/17
New York Portfolio[16]	0.450	0.521	1/9
High Income Municipal Portfolio[16]	0.500	0.510	4/10

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Portfolio had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any advisory fee waivers or expense reimbursements made by the Adviser that effectively reduce the contractual management fee.

16	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Lipper is unable to calculate the peer’s contractual management fee because of the gross income component in the peer’s advisory fee schedule.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	147

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and the Lipper Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
California Portfolio	0.749	0.810	5/15	0.805	8/29
Pro-forma[19]	0.799	0.810	7/15	0.805	14/29
National Portfolio	0.749	0.797	3/18	0.807	14/55
Pro-forma[19]	0.799	0.797	9/18	0.807	26/55
New York Portfolio	0.750	0.809	2/10	0.792	7/23
Pro-forma[19]	0.800	0.809	5/10	0.792	12/23
High Income Municipal Portfolio	0.799	0.871	1/11	0.852	6/28

Based on this analysis, considering pro-forma information where available, except for High Income Municipal Portfolio, the Portfolios have a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios increased, with the exception of New York Portfolio, during calendar year 2011, relative to 2010.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Most recently completed fiscal year Class A share total expense ratio.

19	Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective February 1, 2013.

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship, provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio	$503
National Portfolio	$0
New York Portfolio	$0
High Income Municipal Portfolio	$122

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$2,708,950	$21,362
National Portfolio	$3,404,112	$71,987
New York Portfolio	$2,431,886	$88,546
High Income Municipal Portfolio	$1,480,163	$136,604

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	149

for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
California Portfolio	$106,110
National Portfolio	$204,242
New York Portfolio	$105,435
High Income Municipal Portfolio	$43,454

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

150	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings23 of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2012.25

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
California Portfolio
1 year	11.57	14.02	13.73	15/15	30/31
3 year	8.43	9.62	9.32	14/15	25/31
5 year	5.45	5.52	5.47	10/15	17/30
10 year	5.11	4.93	4.92	4/13	7/24

National Portfolio
1 year	12.01	12.26	11.97	11/18	31/64
3 year	8.83	8.76	8.28	8/18	20/60
5 year	5.48	5.59	5.61	11/18	32/56
10 year	5.08	4.85	4.84	5/18	12/48

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. The performance returns of the Portfolios were provided by Lipper.

24	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	151

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
New York Portfolio
1 year	9.77	11.63	11.41	10/10	24/26
3 year	7.23	7.80	7.62	10/10	19/25
5 year	5.33	5.32	5.40	5/10	13/24
10 year	4.96	4.82	4.77	4/9	7/21

High Income Municipal Portfolio
1 year	18.04	13.98	14.74	1/11	4/31

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolios (in bold)26 versus their benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 28

	Periods Ending July 31, 2012 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	11.58	8.43	5.45	5.11	6.36	5.26	0.61	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	6.52	4.59	0.73	10
Inception Date: December 29, 1986

National Portfolio	12.01	8.83	5.48	5.08	6.25	4.80	0.66	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	6.52	4.59	0.73	10
Inception Date: December 29, 1986

New York Portfolio	9.77	7.23	5.33	4.96	6.00	4.31	0.70	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	6.52	4.59	0.73	10
Inception Date: December 29, 1986

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

27	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2012.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

152	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

	Periods Ending July 31, 2012 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
High Income Municipal Portfolio	18.05	N/A	N/A	N/A	11.02	4.35	3.67	1
Barclays Capital Municipal Bond Index	10.51	N/A	N/A	N/A	7.09	3.15	3.04	1
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	153

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

154	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	155

NOTES

156	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0152-0413

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 21, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 21, 2013